As filed with the Securities and Exchange Commission on April 10, 1997
                                                     Registration Nos. 2-83024
                                                                      811-3714

------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                --------------
                                  FORM N-1A
                            REGISTRATION STATEMENT
                                  Under the
                            SECURITIES ACT OF 1933
                                                                           [x]
                        Pre-Effective Amendment No.
                                                                           [ ]
                       Post-Effective Amendment No. 19
                                                                           [x]
                                    and/or
                            REGISTRATION STATEMENT
                                  Under the
                        INVESTMENT COMPANY ACT OF 1940
                                                                           [x]
                               Amendment No. 20
                                                                           [x]
                      (Check appropriate box or boxes.)
                                ----------------
                  Phoenix California Tax Exempt Bonds, Inc.
     (Exact Name of Registrant as Specified in Articles of Incorporation)
                              -----------------
              101 Munson Street, Greenfield, Massachusetts 01301
             (Address of Principal Executive Offices) (Zip Code)
        c/o Phoenix Equity Planning Corporation--Shareholder Services
                                (800) 243-1574
             (Registrant's Telephone Number, including Area Code)
                               ----------------


                             Philip R. McLoughlin
                  Vice Chairman and Chief Executive Officer
                      Phoenix Duff & Phelps Corporation
                              56 Prospect Street
                       Hartford, Connecticut 06115-0479
                   (name and address of Agent for Service)
                                ----------------
                Approximate Date of Proposed Public Offering:


It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
[ ] on        pursuant to paragraph (b)
[x] 60 days after filing pursuant to paragraph (a)(i)
[ ] on        pursuant to paragraph (a)(i)
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of rule 485.
If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for the fiscal year ended on April 30, 1996 was filed by Registrant with the Commission on June 27, 1996.
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

                  PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.

                            Cross Reference Sheet
            Showing Location of Information Required by Form N-1A

                                    PART A

 Form N-1A Item No.                           Prospectus Caption
-------------------------------------------   --------------------------------------------------------------
 1.  Cover Page                               Cover Page
 2.  Synopsis                                 Introduction; Fund Expenses
 3.  Condensed Financial Information          Financial Highlights; Performance Information
 4.  General Description of Registrant        Introduction; Investment Objectives and Policies;
                                              Investment Techniques and Related Risks; Additional Information
 5.  Management of the Fund                   Introduction; Management of the Fund; Distribution Plans
 6.  Capital Stock and Other Securities       Introduction; Investment Restrictions; Dividends,
                                              Distributions and Taxes; Net Asset Value; Additional Information
 7.  Purchase of Securities Being Offered     Distribution Plans; Purchase of Shares; Investor
                                              Accounts and Services Available
 8.  Redemption or Purchase                   How to Redeem Shares
 9.  Legal Proceedings                        Not applicable

                                    PART B

 Form N-1A Item No.                           Statement of Additional Information Caption
-------------------------------------------   --------------------------------------------------------------
10.  Cover Page                               Cover Page
11.  Table of Contents                        Table of Contents
12.  General Information and History          The Fund
13.  Investment Objectives and Policies       Investment Objective and Policies; Investment
                                              Restrictions; Fundamental Policies; Other Policies
14.  Management of the Registrant             Directors and Officers; Advisory Board
15.  Control Persons and Principal            Directors and Officers; Advisory Board
     Holders of Securities
16.  Investment Advisory and Other Services   Services of the Adviser; Underwriter; Distribution Plans
17.  Brokerage Allocation                     Portfolio Transactions and Brokerage
18.  Capital Stock and Other Securities       See "Organization of the Fund" in Prospectus
19.  Purchase, Redemption and Pricing of      Net Asset Value; How to Buy Shares; Reinvestment
     Securities Being Offered                 Privilege; Exchange Privilege; How to Redeem Shares
20.  Tax Status                               Dividends, Distributions and Taxes
21.  Underwriter                              Underwriter; Distribution Plans
22.  Calculations of Performance Data         Performance Information
23.  Financial Statements                     Financial Statements

[COVER]

                             [LOGO] PHOENIX FUNDS
Phoenix California Tax Exempt Bonds, Inc.

PROSPECTUS
JUNE 9, 1997

[LOGO] Phoenix Duff & Phelps

                  PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.
                              101 Munson Street
                             Greenfield, MA 01301

                                  PROSPECTUS
                                 June 9, 1997


  Phoenix California Tax Exempt Bonds, Inc. (the "Fund") is a diversified open-end management investment company which invests in municipal securities with the investment objective of obtaining a high level of current income exempt from California state and local income taxes, as well as Federal income tax, consistent with preservation of capital. There can be no assurance that the Fund's investment objective will be achieved.


  This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, Adviser or Distributor. This Prospectus does not constitute an offer to sell or solicitation of an offer to buy any of the securities offered hereby in any state in which, or to any person to whom, it is unlawful to make such offer. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that information herein is correct at any time subsequent to its date. Investors should read and retain this Prospectus for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated June 9, 1997, which has been filed with the Securities and Exchange Commission (the "Commission") and is available upon request at no charge by calling 1-800-243-4361, or by writing to Phoenix Equity Planning Corporation at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06033-2200. The Statement of Additional Information is incorporated herein by reference.


  Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank, credit union, or affiliated entity, and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency and involve investment risk, including possible loss of principal.

------------------------------------------------------------------------------
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

                        Customer Service: (800) 243-1574
                            Marketing: (800) 243-4361
                   Telephone Orders/Exchanges: (800) 367-5877
                 TELECOMMUNICATION DEVICE (TTY): (800) 243-1926

                              TABLE OF CONTENTS

                                                                Page
                                                                ----
INTRODUCTION  ...............................................     3
FUND EXPENSES  ..............................................     4
FINANCIAL HIGHLIGHTS  .......................................     5
PERFORMANCE INFORMATION  ....................................     6
INVESTMENT OBJECTIVE AND POLICIES  ..........................     6
INVESTMENT TECHNIQUES AND RELATED RISKS  ....................     8
MANAGEMENT OF THE FUND  .....................................     9
DISTRIBUTION PLANS  .........................................    10
HOW TO BUY SHARES  ..........................................    12
INVESTOR ACCOUNTS AND SERVICES AVAILABLE  ...................    16
NET ASSET VALUE  ............................................    18
HOW TO REDEEM SHARES  .......................................    19
DIVIDENDS, DISTRIBUTIONS AND TAXES  .........................    20
ADDITIONAL INFORMATION  .....................................    21
TAX FREE vs. TAXABLE INCOME  ................................    22

                                 INTRODUCTION

  This Prospectus describes the shares offered by and the operations of Phoenix California Tax Exempt Bonds, Inc. (the "Fund"). The Fund is a diversified, open-end management investment company established in 1983 as a Maryland corporation. The Fund's investment objective is to obtain a high level of current income exempt from California state and local income taxes, as well as Federal income tax, consistent with preservation of capital.

Investment Adviser

  National Securities & Research Corporation ("National" or the "Adviser") is the investment adviser of the Fund. The Adviser is a subsidiary of Phoenix Duff & Phelps Corporation and prior to November 1, 1995, was an indirect subsidiary of Phoenix Home Life Mutual Insurance Company. See "Management of the Fund" for a description of the Investment Advisory Agreement and management fees.

Distributor and Distribution Plans


  Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), serves as national distributor of the Fund's shares. See "Distribution Plans" and the Statement of Additional Information. Equity Planning also acts as financial agent of the Fund and as such receives a fee. See "The Financial Agent." Equity Planning also serves as the Fund's transfer agent. See "The Custodian and Transfer Agent."


  The Fund has adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 as amended (the "1940 Act") for all classes. Pursuant to the distribution plan adopted for Class A Shares, the Fund shall reimburse the Distributor up to a maximum annual rate of 0.25% of the Fund's average daily Class A Share net assets for distribution expenditures incurred in connection with the sale and promotion of Class A Shares and for furnishing of shareholder services. Pursuant to the distribution plan adopted for Class B Shares, the Fund shall reimburse the Distributor up to a maximum annual rate of 1.00% of the Fund's average daily Class B share net assets for distribution expenditures incurred in connection with the sale and promotion of Class B Shares and for furnishing of shareholder services. See "Distribution Plans."

Purchase of Shares

  The Fund offers two classes of shares which may be purchased at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase (the "Class A Shares"), or (ii) on a contingent deferred basis (the "Class B Shares"). Completed applications for the purchase of shares should be mailed to the Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301


  Class A Shares are offered to the public at the next determined net asset value after receipt of the order by State Street Bank and Trust Company, plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge for Class A Shares is reduced on a graduated scale on single purchases of $50,000 or more and subject to other conditions stated below. See "How To Buy Shares", "How to Obtain Reduced Sales Charges on Class A Shares" and "Net Asset Value."


  Class B Shares are offered to the public at the next determined net asset value after receipt of an order by State Street Bank and Trust Company, with no sales charge. Class B Shares are subject to a sales charge if they are redeemed within five years of purchase. See "How To Buy Shares" and "Deferred Sales Charge Alternative--Class B Shares."

  Shares of each Class represent an identical interest in the investment portfolio of the Fund and have the same rights, except that Class B Shares bear the cost of the higher distribution fees which cause the Class B Shares to have a higher expense ratio and to pay lower dividends than Class A Shares. See "How to Buy Shares."

Minimum Initial and Subsequent Investments

  The minimum initial investment is $500 ($25 if using the bank draft investment program designated "Investo-Matic") and the minimum subsequent investment is $25. Certain exceptions to the minimum initial and subsequent investment amounts are available under certain circumstances. See "How To Buy Shares."

Redemption Price

  Class A Shares may be redeemed at any time at their net asset value per share next computed after receipt of a redemption request by Equity Planning, the Fund's transfer agent. Class B shareholders redeeming shares within five years of the date of purchase will normally be assessed a contingent deferred sales charge. See "How to Redeem Shares."

Risk Factors

  The Fund's investment objective is to obtain a high level of current income exempt from California state and local income taxes, as well as Federal income tax, consistent with preservation of capital. The Fund will attempt to achieve its objective by investing in a diversified portfolio of obligations issued by or on behalf of the states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, the interest from which is, in the opinion of the bond counsel, exempt from Federal income tax (municipal bonds).

  There can be no assurance that the Fund will achieve its investment objectives. Investors should be aware that certain California Constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in certain adverse consequences affecting California municipal securities. The Fund may also invest in securities issued by Puerto Rico. Puerto Rico's economy centers around industrial employment. Based on recent tax law amendments, the development of the Puerto Rican economy will be unpredictable for a number of years. The Fund may also engage in transactions in financial futures contracts and related options for hedging purposes. Among other considerations, engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the Adviser could be incorrect in its expectations as to the direction or extent of various interest rate movements, in which case the Fund's return might have been greater had hedging not taken place. See "Investment Objectives and Policies."

                                FUND EXPENSES


  The following table illustrates all fees and expenses a shareholder will incur. The fees and expenses set forth in the table were for the 6 month period ended October 31, 1996 and have been pro-rated to reflect a full year of operation.

                                                           Class A Shares             Class B Shares
                                                        ------------------ --------------------------------
Shareholder Transaction Expenses
 Maximum Sales Load Imposed on Purchases
   (as a percentage of offering price)                          4.75%                       None
 Maximum Sales Load Imposed on Reinvested Dividends             None                        None
 Deferred Sales Load (as a percentage of original                             5% during the first year,
  purchase price or redemption proceeds, as applicable)                       decreasing 1% annually to 2%
                                                                              during the 4th & 5th years;
                                                                              dropping from 2% to 0% after
                                                                None          the 5th year
 Redemption Fee                                                 None                        None
 Exchange Fee                                                   None                        None

Annual Fund Operating Expenses
  (as a percentage of net assets for the year ended
  April 30, 1996)
  Management Fees                                               0.45%                      0.45%
  12b-1 Fees (a)                                                0.25%                      1.00%
  Other Operating Expenses                                      0.20%                      0.20%
                                                                -----                      -----
  Total Fund Operating Expenses                                 0.90%                      1.65%
                                                                =====                      =====

---------------
  (a) "Rule 12b-1 Fees" represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. Rule 12b-1 Fees stated for Class B Shares include a Service Fee. See "Distribution Plans."

                                                                        Cumulative Expenses
                                                                        Paid for the Period
Example                                                       1 year   3 years    5 years    10 years
-----------------------------------------------------------  --------  --------- --------- -----------
An investor would pay the following expenses on a $1,000
  investment assuming (1) a 5% annual return and (2)
  redemption at the end of each time period:
  Class A Shares                                               $56       $75        $95        $153
  Class B Shares                                               $57       $72        $90        $175
An investor would pay the following expenses on the same
  $1,000 investment assuming no redemption at the end of
  the period:
  Class A Shares                                               $56       $75        $95        $153
  Class B Shares                                               $17       $52        $90        $175

  The purpose of the table above is to help the investor understand the various costs and expenses that the investor will bear, directly or indirectly. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. See "Management of Fund," "Distribution Plans" and "How to Buy Shares."

                             FINANCIAL HIGHLIGHTS

  The following table sets forth certain financial information for the respective fiscal years of the Fund. The financial information has been audited by Price Waterhouse LLP, independent accountants. Financial statements and notes thereto are incorporated by reference in the Statement of Additional Information. The Statement of Additional Information and the Fund's most recent Annual Report (containing the report of independent accountants and additional information relating to the Fund performance) are available at no charge upon request by calling (800) 243-4361.

   (Selected data for a share outstanding throughout the indicated period)


                                                                    Class A
                              ------------------------------------------------------------------------------------
                               Six Months
                                  Ended                             Year Ended April 30,
                                10/31/96
                               (Unaudited)    1996        1995        1994        1993        1992        1991
                              ------------ ----------- ----------- ----------- ----------  ----------  -----------
Net asset value, beginning of
 period                          $12.77      $12.63      $13.03      $13.64      $13.20      $13.07      $12.58
Income from investment
  operations
 Net investment income             0.33        0.67        0.71        0.80        0.81        0.87        0.90
 Net realized and unrealized
  gain (loss)                      0.22        0.20        0.05       (0.53)       0.51        0.24        0.51
                                ----------   ---------  ---------   ---------   ---------   ---------    ---------
   Total from investment
    operations                     0.55        0.87        0.76        0.27        1.32        1.11        1.41
                                ----------   ---------  ---------   ---------   ---------   ---------    ---------
Less distributions
 Dividends from net
  investment income               (0.34)      (0.67)      (0.76)      (0.76)      (0.80)      (0.88)      (0.90)
 Distributions in excess of
  net investment income              --       (0.01)         --          --          --          --          --
 Distributions from net
  realized gains                     --       (0.03)      (0.31)      (0.12)      (0.08)      (0.10)      (0.02)
 Distributions in excess of
  accumulated net realized
  gains                              --       (0.02)      (0.09)         --          --          --          --
                                ----------   ---------  ---------   ---------   ---------   ---------    ---------
   Total distributions            (0.34)      (0.73)      (1.16)      (0.88)      (0.88)      (0.98)      (0.92)
                                ----------   ---------  ---------   ---------   ---------   ---------    ---------
 Change in net asset value         0.21        0.14       (0.40)      (0.61)       0.44        0.13        0.49
                                ----------   ---------  ---------   ---------   ---------   ---------    ---------
Net asset value, end of
  period                         $12.98      $12.77      $12.63      $13.03      $13.64      $13.20      $13.07
                                ==========   =========  =========   =========   =========   =========    =========
Total return(1)                    4.33%(4)    6.92%       6.34%       1.80%      10.38%       8.68%      11.36%
Ratios/supplemental data:
Net assets, end of period
  (thousands)                  $117,637    $113,806    $117,370    $131,365    $147,760    $139,118    $124,051
Ratio to average net asset
  of:
 Operating expenses                0.90%(3)    0.99%       0.93%       0.85%       0.90%       0.68%       0.63%
 Net investment income             5.19%(3)    5.15%       5.63%       5.82%       6.00%       6.55%       6.94%
Portfolio turnover rate              10%(4)      20%         51%         25%         25%         33%         26%

                                                 Class A                                  Class B
                                -----------------------------------------    --------------------------------
                                                                                                        From
                                                                             Six Months              Inception
                                           Year Ended April 30,                 Ended       Year      7/26/94
                                                                              10/31/96      Ended        to
                                  1990       1989        1988       1987     (Unaudited)   4/30/96    4/30/95
                                -------    -------    --------    -------    ------------  -------   --------
Net asset value, beginning of
 period                          $12.72     $12.27      $12.50     $12.80      $12.77      $12.63      $13.04
Income from investment
  operations
 Net investment income             0.90       0.89        0.90       0.95(2)     0.29        0.56(5)     0.48
 Net realized and unrealized
  gain (loss)                     (0.14)      0.46       (0.23)     (0.27)       0.21        0.20        0.01
                                ---------  ---------   --------   ---------   ----------   --------    -------
   Total from investment
    operations                     0.76       1.35        0.67       0.68        0.50        0.76        0.49
                                ---------  ---------   --------   ---------   ----------   --------    -------
Less distributions
 Dividends from net
  investment income               (0.90)     (0.90)      (0.90)     (0.98)      (0.29)      (0.56)      (0.50)
 Distributions in excess of
  net investment income              --         --          --         --          --       (0.01)         --
 Distributions from net
  realized gains                     --         --          --         --          --       (0.03)      (0.31)
 Distributions in excess of
  accumulated net realized
  gains                              --         --          --         --          --       (0.02)      (0.09)
                                 ------     ------      ------     ------      ------      ------      ------
   Total distributions            (0.90)     (0.90)      (0.90)     (0.98)      (0.29)      (0.62)      (0.90)
                                 ------     ------      ------     ------      ------      ------      ------
  Change in net asset value       (0.14)      0.45       (0.23)     (0.30)       0.21        0.14       (0.41)
                                 ------     ------      ------     ------      ------      ------      ------
Net asset value, end of
  period                         $12.58     $12.72      $12.27     $12.50      $12.98      $12.77      $12.63
                                 ======     ======      ======     ======      ======      ======      ======
Total return(1)                    6.05%     11.41%       5.59%      5.25%       3.94%(4)    6.10%       4.10%(4)
Ratios/supplemental data:
Net assets, end of period
  (thousands)                  $107,612   $103,415     $88,703    $88,477      $1,433      $1,258        $460
Ratio to average net asset
  of:
 Operating expenses                0.66%      0.73%       0.77%      0.56%(2)    1.65%(3)    1.78%       1.55%(3)
 Net investment income             6.98%      7.13%       7.32%      7.30%       4.43%(3)    4.32%       4.90%(3)
Portfolio turnover rate              27%        34%         30%        21%         10%(4)      20%         51%


(1) Maximum sales charge is not reflected in total return calculation.
(2) Net investment income would have been $.94 and the ratio of expenses to average net assets would have been .63%, had the manager not waived a portion of the management fee in 1987.
(3) Annualized
(4) Not annualized
(5) Computed using average shares outstanding.

                           PERFORMANCE INFORMATION

  The Fund may, from time to time, include its yield and total return in advertisements or reports to shareholders or prospective investors. Both yield and total return figures are computed separately for Class A and Class B Shares in accordance with formulas specified by the Securities and Exchange Commission and are based on historical earnings and are not intended to indicate future performance.

  The yield of the Fund will be computed by dividing the Fund's net investment income over a 30-day period by an average value of invested assets (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount will be compounded for six months and then annualized for a twelve- month period to derive the Fund's yield.

  Standardized quotations of average annual total return for Class A and Class B Shares will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in either Class A or Class B Shares over a period of 1, 5 and 10 years (or up to the life of the class of shares). Standardized total return quotations reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions on Class A and Class B Shares are reinvested when paid. It is expected that the performance of Class A Shares will be better than that of Class B Shares as a result of lower distribution fees paid by Class A Shares. The Fund may also quote supplementally a rate of total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. In addition, the Fund may from time to time publish materials citing historical volatility for shares of the Fund.

  The Fund may also quote a "tax-equivalent yield" determined by dividing the tax-exempt portion of quoted yield by 1 minus the stated income tax rate and adding the result to the portion of the yield that is not tax-exempt.


  The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's The Outlook, and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Stock Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer's Price Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Municipal Bond Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

  Advertisements, sales literature and communications may contain information about the Fund or Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to a changing market and economic environment. From time to time the Fund may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses; or cite separately as a return figure the bond portion of a Fund's portfolio; or compare a fund's bond return figure to well-known indices of market performance including but not limited to: the S&P 500 Index, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, Lehman Brothers Municipal Bond Index, CS First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.


  Performance information for the Fund reflects only the performance of a hypothetical investment in Class A or Class B Shares of the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, characteristics and qualities of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for the Fund, see the Statement of Additional Information.

  The Fund's Annual Report, available upon request and without charge by calling (203) 243-4361, contains a discussion of the performance of the Fund and a comparison of that performance to a securities market index.

                             INVESTMENT OBJECTIVE
                                 AND POLICIES

  The Fund's investment objective is to obtain a high level of current income exempt from California state and local income taxes, as well as Federal income tax, consistent with preservation of capital. There can be no assurance that the Fund will achieve its objective. The Fund's investment objective is a fundamental policy and may not be changed without majority shareholder approval.

  The Fund will attempt to achieve its objective by investing in a diversified portfolio of obligations issued by or on behalf of the states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, the interest from which is, in the opinion of the bond counsel, exempt from Federal income tax (municipal bonds). The Fund may also engage in transactions in financial futures contracts and related options for hedging purposes.

  California law requires that at least 50% of the Fund's total assets be invested in California tax exempt state and local issues or tax exempt federal obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends to California residents which will be exempt from California income taxes. As a fundamental policy, the Fund will invest at least 80% of its net assets in California tax exempt municipal securities. The Fund may invest up to 100% of its assets in such securities. The Fund may also invest in tax-exempt securities issued by Puerto Rico.

  The Tax Reform Act of 1986 made significant changes in the federal tax status of certain obligations which were previously fully federally tax-exempt. As a result, three categories of such obligations issued after August 7, 1986 now exist: (1) "public purpose" bonds, the income of which remains fully exempt from federal income taxation; (2) qualified "private activity" industrial development bonds, the income of which, while exempt from federal income taxation under section 103 of the Internal Revenue Code, is includable in the calculation of the federal alternative minimum tax, and
(3) "private activity" (private purpose) bonds, the income from which is not exempt from federal income taxation (the interest on which is also treated as an item of tax preference for purposes of the Alternative Minimum Tax ("AMT Bonds")). The Fund may invest up to 20% of its net assets in AMT Bonds and qualified "private activity" industrial development bonds and taxable fixed income obligations.

Characteristics of Municipal Bonds

  The two principal classifications of tax exempt bonds are "general obligation" and "revenue." General obligations ("G.O.s") are secured by the issuer's general pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from monies derived from a specified source such as operating a particular facility or from a guarantee, lease, specific tax or pool of assets, e.g., a portfolio of mortgages. Pollution control or other bonds backed by private corporations do not generally have the pledge of the credit of the issuing public body but are secured only by the credit of the corporation benefiting from the facilities being financed.

  The yields on tax exempt bonds are dependent on a variety of factors, including general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Services, Inc. ("Fitch"), represent their opinions as to the quality of the tax exempt bonds which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality.

Callable Bonds

  The Fund may purchase and hold callable municipal bonds which contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specific price which typically reflects a premium over the bonds' original issue price. These bonds generally have call protection (that is, a period of time during which the bonds may not be called) which usually lasts for 7 to 10 years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them, during periods of relatively declining interest rates, when borrowing may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be lower overall yield due to lower current interest rates.

Municipal Lease Obligations

  Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of buildings or equipment and facilities such as fire and sanitation vehicles, computer equipment, prisons, office buildings and schools and other capital assets. These obligations, which may be secured or unsecured, are not G.O.s secured by unlimited taxes and have evolved to make it possible for state and local government authorities to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with G.O.s municipal bonds. These obligations frequently contain "non- appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, some municipal lease obligations have not yet developed the depth of marketability associated with other municipal bonds. Although these obligations may be secured by the leased equipment, the disposition of collateral in the event of the foreclosure may prove difficult. The liquidity of municipal lease obligations purchased by the Fund will be determined pursuant to illiquid securities guidelines approved by the Board of Directors. The Board of Directors will be responsible for determining the credit quality of unrated municipal leases, on an ongoing basis, including an assessment of the likelihood that any such leases will not be canceled. Factors considered in making such determinations may include the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of dealer willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating and, if the security is unrated, factors generally considered by a rating agency. If a municipal lease obligation is determined to be illiquid, it will be subject to a Fund's overall limit on investments in illiquid securities.

Risk Factors

  California Bonds. Investors should be aware that certain California Constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting California municipal securities. For instance, certain provisions of the California Constitution and statutes which limit the taxing and spending authority of California governmental entities may impair the ability of the issuers of some California bonds to maintain debt service on their obligations.

  If the issuers of any of the California municipal securities are unable to meet their financial obligations, the income derived by the Fund, the ability to preserve or realize appreciation of the Fund's capital and the Fund's liquidity could be adversely affected. Additional considerations relating to risks associated with investing in California municipal securities are summarized below and in the Statement of Additional Information.

  Puerto Rico Bonds. The Fund may also invest in securities issued by Puerto Rico. Puerto Rico's economy centers around industrial employment, the cornerstone of which is Section 936 of the Internal Revenue Code of 1986, as amended (the "Code"). This provision offers certain tax advantages to U.S. manufacturing firms operating in Puerto Rico by allowing exemptions from a portion of U.S. corporate income tax to qualifying U.S. corporations.

  Significant changes were made to Section 936 of the Code as a result of the Omnibus Budget Reconciliation Act of 1993. The effect of these changes on the development of the Puerto Rican economy will not be certain for a number of years; however, it appears that the changes will not likely dramatically affect current investment or employment. The impact of future investment and employment is more uncertain.

  Additional information regarding the economy of Puerto Rico is contained in the Statement of Additional Information.

  Other Special Considerations. The ability of issuers engaged in the generation, distribution and/or sale of electrical power and/or natural gas to make payments of principal or interest on such obligations is dependent on, among other things, the continuing ability of such issuers to derive sufficient revenues from their operations to meet debt service requirements.

  There are several Federal housing subsidy programs used by state housing agencies which do not result in unconditional protection of the bondholder. Changes enacted by Congress in these programs or administrative difficulty might result in a decrease in present actual or future estimated debt service coverage. A reduction in coverage might also result from economic fluctuations leading to changes in interest rates or operating cost. Most state housing authority bonds are also "moral obligations." In many, but not all cases, this "moral obligation" is explicitly reflected in the bond contract by means of an option permitting the state legislature to provide debt service support if the legislature so chooses, thus providing the bondholder with an additional source of potential support not directly related to the specific housing program.

  Financial Futures. Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the Adviser could be incorrect in its expectations as to the direction or extent of various interest rate movements, in which case the Fund's return might have been greater had hedging not taken place. There is also the risk that a liquid secondary market may not exist. The risk in purchasing an option on a financial futures contract is that the Fund will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a potentially unlimited loss to the Fund.

                            INVESTMENT TECHNIQUES
                              AND RELATED RISKS

  Investment techniques and the related risks are summarized below and are described in more detail in the Statement of Additional Information.

  The Fund may invest, without percentage limitations, in investment grade securities having ratings by Moody's of Aaa, Aa, A or Baa or ratings by S&P or Fitch of AAA, AA, A or BBB, or in securities which are not rated, provided that, in the opinion of the Adviser, such securities are comparable in rating quality to those rated securities in which the Fund may invest. Except for temporary investments (taxable or tax exempt) as described herein, including, the investment of up to 20% of the Fund's net assets in AMT Bonds and qualified "private activity" industrial development bonds and taxable fixed income obligations, all of the Fund's investments consist of tax exempt bonds. Municipal bonds rated Baa by Moody's or BBB by S&P or Fitch are medium grade investment obligations that may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments; in the case of such obligations, than is the case for higher grade bonds. A description of S&P's and Moody's rating systems is appended to the Statement of Additional Information.

  Subsequent to its purchase by the Fund, an issue of tax exempt bonds or a temporary investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the elimination of such obligation from the Fund's portfolio, but the Adviser will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio. To the extent that the ratings accorded by S&P, Moody's or Fitch for tax exempt bonds or temporary investments may change as a result of changes in such organizations, or changes in their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained herein.


  The Fund may from time to time invest a portion of its assets on a temporary basis in "temporary investments," the income from which may be subject to Federal and state income tax. Such temporary investments may consist of notes from issuers having, at the time of purchase, an issue of outstanding municipal bonds rated within the three highest grades by S&P, Moody's or Fitch (taxable or tax exempt); commercial paper rated A-1, P-1 or F-1 grade by S&P, Moody's or Fitch, respectively, and U.S. Treasury and agency securities. These investments may be made pending the investment or reinvestment of proceeds from the sale of its shares or portfolio securities and will not exceed 20% of the Fund's total assets except when abnormal market or economic conditions warrant a temporary defensive position. When the Fund is in a temporary defensive position, it is not investing in securities selected to meet the Fund's investment objectives. In addition, for such temporary defensive purposes, the Fund may pursue a policy of retaining cash or investing part or all of its assets in cash equivalents.

  The Fund may purchase municipal obligations on a when- issued basis, i.e., delivery and payment for the securities will take place after the transaction date, normally within 15 to 45 days, though the payment obligation and the interest rate that will be received on the securities is fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. No interest accrues to the Fund prior to delivery of the purchased securities. A segregated account of the Fund consisting of high quality interest-bearing liquid debt securities with a market value at least equal to the amount of the Fund's when-issued commitment will be maintained with the Custodian so that the market value of the account will, on a daily basis, equal or exceed the amount of such commitments by the Fund. When the time comes to pay for when-issued securities, the Fund may meet its obligations from the segregated account, sale of other securities, or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuers and changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely with changes in interest rates. If the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

Financial Futures and Related Options

  The Fund may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of Fund securities or securities which the Fund intends to purchase. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. Investment techniques related to financial futures and options are summarized below and are described more fully in the Statement of Additional Information.

  Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.


  The Fund may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts. The Fund will engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation. In addition, the Fund will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the assets committed with respect to the Fund's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Fund's total assets. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit, will be deposited in a segregated account with the Fund's custodian bank to fully collateralize the position and ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by requirements of the Internal Revenue Code for qualification as a regulated investment company.



                            MANAGEMENT OF THE FUND


  The Fund is a mutual fund, known as an open-end management investment company. The Board of Directors of the Fund (the "Directors") are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on directors by the 1940 Act and the Maryland General Corporation Law.

The Adviser

  Pursuant to a Management Agreement (the "Management Agreement") with the Fund, National acts as investment adviser to the Fund. In this capacity, the Adviser, subject to the authority of the Directors, is responsible for the overall management of the Fund's business affairs. The Directors periodically review the services provided by the Adviser to ensure that the Fund's general investment policies and programs are being properly carried out and that the administrative services are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

  The Adviser is a subsidiary of Phoenix Duff & Phelps Corporation and prior to November 1, 1995, was an indirect subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"), a mutual insurance company engaged in the insurance and investment businesses. Phoenix Home Life's principal place of business is located at One American Row, Hartford, Connecticut, where the company manages combined assets of approximately $13 billion through advisory accounts and mutual funds. The Adviser presently also acts as the investment adviser to the Phoenix Income and Growth Fund, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Multi-Sector Short Term Bond Fund, Phoenix Equity Opportunities Fund Series of Phoenix Strategic Equity Series Fund and Phoenix Worldwide Opportunities Fund. The Adviser currently has approximately $1.7 billion in assets under management. The Adviser has acted as an investment adviser for over 60 years.

  As compensation for its services, the Adviser receives a fee, which is accrued daily against the value of the Fund's net assets and is paid monthly by the Fund. The fee is computed at an annual rate of 0.45% of the Fund's average daily net assets up to $1 billion, 0.40% of the Fund's average daily net assets from $1 to $2 billion, and 0.35% of the Fund's average daily net assets in excess of $2 billion. The ratio of the management fees to average net assets for the fiscal year ended April 30, 1996 for Class A Shares and Class B Shares was .45%.

The Portfolio Managers

  Mr. Timothy M. Heaney and Mr. James D. Wehr are Co-Managers of the Fund, and as such, are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Heaney has co-managed the Fund since March 1, 1996. Mr. Wehr has managed the Fund since July 1993.

  Mr. Heaney presently is an Investment Analyst with Phoenix Investment Counsel ("PIC") and previously held a similar position from 1992 to 1994 with Phoenix Home Life Mutual Insurance Company. He held various positions with Connecticut National Bank between 1990 and 1992.

  Mr. Wehr has also served as Vice President of PIC since 1991, and as Vice President of National since May 1993. Mr. Wehr became the Portfolio Manager of Phoenix Tax Exempt Bond Portfolio of Phoenix Multi-Portfolio Fund in 1988 and a Co-Manager on March 1, 1996. Until November 1995, Mr. Wehr was also Managing Director, Public Fixed Income, Phoenix Home Life Mutual Insurance Company and held various positions with Phoenix Home Life since 1981.

The Financial Agent


  Equity Planning acts as financial agent of the Fund and, as such, performs administrative, bookkeeping and pricing functions for the Fund. As compensation, Equity Planning is entitled to a fee, payable monthly and based upon (a) the average of the aggregate daily net asset values of the fund, at the following incremental annual rates:

 First $100 million                                                  .05%
 $100 million to $300 million                                        .04%
 $300 million to $500 million                                        .03%
 Greater than $500 million                                           .015%

  (b) a minimum fee based on the predominant type of assets of the Fund; and
(c) an annual fee of $12,000 together with an additional $12,000 for any additional class of shares created in the future.

  For its services during the Fund's fiscal year ended April 30, 1996, Equity Planning received a fee of $36,185 or .03% of average net assets.

The Custodian and Transfer Agent

  The custodian of the assets of the Fund is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101 (the "Custodian").


  Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning acts as transfer agent for the Fund (the "Transfer Agent") for which it is paid $19.25 for each designated shareholder account. The Transfer Agent engages sub-agents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by Equity Planning.


Brokerage Commissions


  Although the Conduct Rules of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such Rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such Rules and to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Fund.



                              DISTRIBUTION PLANS


  The offices of Equity Planning, the National Distributor of the Fund's shares, are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. Philip R. McLoughlin is a director and President of the Fund and a director and officer of Equity Planning. David R. Pepin, a director and officer of Equity Planning, is an officer of the Fund. Michael
E. Haylon, a director of Equity Planning, is an officer of the Fund. G. Jeffrey Bohne, Nancy G. Curtiss,

William E. Keen III, William R. Moyer, William J. Newman, Leonard J. Saltiel and Thomas N. Steenburg are officers of the Fund and officers of Equity Planning.


  Equity Planning and the Fund have entered into distribution agreements under which Equity Planning has agreed to use its best efforts to find purchasers for Fund shares sold subject to an initial sales charge and those sold subject to a contingent deferred sales charge. The Fund has granted Equity Planning the exclusive right to purchase from the Fund and resell, as agent, shares needed to fill unconditional orders for Fund shares. Equity Planning may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Fund shares pursuant to sales agreements entered into with banks or bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have not indicated that such institutions are prohibited from purchasing mutual fund shares upon the order and for the account of their customers. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of banks or bank-affiliated securities brokers are not permitted under the Glass-Steagall Act, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with banks or bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of the Fund.

  The sale of Fund shares through securities broker affiliated with a particular bank is not expected to preclude the Fund from borrowing from such bank or from availing itself of custodian transfer agency services offered by such bank.

  The Directors have adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (the "Class A Plan", the "Class B Plan", and collectively the "Plans"). The Plans permit the Fund to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of Fund shares and the furnishing of shareholder services. Pursuant to the Class A Plan, the Fund may reimburse the Distributor for actual expenses of the Distributor up to 0.25% annually for the average daily net assets of the Fund's Class A Shares. Under the Class B Plan, the Fund may reimburse the Distributor for actual expenses of the Distributor up to 1.00% annually of the average daily net assets of the Fund's Class B Shares.

  Expenditures under the Plans may consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting commissions and financing charges related to the payment of commissions for sales of Class B Shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Directors determine are reasonably calculated to result in the sale of shares of the Fund, provided, however, that a portion of the above fees paid by the Fund to the Distributor in connection with reimbursing the costs of providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee") shall not exceed 0.25% annually of the average daily net assets of the class to which such fee relates.

  If either or both of the Plans are terminated in accordance with their respective terms, the obligations of the Fund to make payments to the Distributor pursuant to such Plan, including payments for expenses carried over from previous years, will cease and the Fund will not be required to make any payments past the date on which either Plan terminates.

  For the fiscal year ended April 30, 1996, the Fund paid $299,411 and $8,508 under the Distribution Plan for Class A and Class B Shares respectively. The fees were used to compensate unaffiliated broker-dealers for servicing shareholder's accounts, compensating sales personnel and reimbursing the Distributor for commission expenses and expenses related to preparation of the marketing material. On a quarterly basis, the Fund's Directors review a report on expenditures under each Plan and the purposes for which expenditures were made. The Directors conduct an additional, more extensive review annually in determining whether each Plan will be continued. By its terms, continuation of each Plan from year to year is contingent on annual approval by a majority of the Fund's Directors and by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of either Plan or any related agreements (the "Plan Directors"). Each Plan provides that it may not be amended to increase materially the costs which the Fund may bear without approval of the applicable class of shareholders of the Fund and that other material amendments must be approved by a majority of the Plan Directors by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan further provides that while it is in effect, the selection and nomination of Directors who are not "interested persons" shall be committed to the discretion of the Directors who are not "interested persons". Each Plan may be terminated at any time by vote of a majority of the Plan Directors or a majority of the applicable class of outstanding shares of the Fund.

  The Directors have concluded that there is a reasonable likelihood that the Plans will benefit the Fund and all classes of shareholders. The Class A Plan was approved by Class A shareholders of the Fund at a special meeting of shareholders held on May 7, 1993. The Class B Plan was adopted by the Directors (including a majority of independent Directors) on May 25, 1994.

  The National Association of Securities Dealers ("NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Directors to suspend distribution fees or amend either or both Plans.

                              HOW TO BUY SHARES

  The minimum initial purchase is $500 and the minimum subsequent investment is $25. Both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Equity Planning, or pursuant to the Systematic Exchange Privilege (see the Statement of Additional Information). Completed applications for the purchase of shares should be mailed to The Phoenix Funds, c/o State Street Bank and Trust, P.O. Box 8301, Boston, MA 02266-8301.

  Each class of shares represents an interest in the same portfolio of investments of the Fund, has the same rights, and is identical to the other in all respects, except that Class B Shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution services fee and any incremental transfer agency costs) resulting from such sales arrangement. Each class has exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which its distribution services fee is paid and each class has different exchange privileges. Only the Class B Shares are subject to a conversion feature. The net income attributable to Class B Shares and the dividends paid on Class B Shares will be reduced by the amount of the higher distribution services fee and incremental expenses associated with such distribution services fee; likewise, the net asset value of the Class B Shares will be reduced by such amount to the extent the Fund has undistributed net income.

  Subsequent investments for the purchase of full and fractional shares in amounts of $25 or more may be made through an investment dealer or by sending a check to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. Share certificates representing any number of full shares will be issued only on request, and subject to certain conditions. A fee may be incurred by the shareholder for a lost or stolen share certificate. Sales personnel of broker-dealers distributing the Fund's shares may receive differing compensation for selling Class A or Class B Shares.


  The Fund offers combination purchase privileges, letters of intent, accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with Class B Shares. Shares of the Fund or shares of any other Phoenix Fund may be exchanged for shares of the same class on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Phoenix Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares from any other Phoenix Fund. On Class B Share exchanges, the contingent deferred sales charge schedule of the original shares purchased is not taken and continues to apply.


Alternative Sales Arrangements

  The alternative purchase arrangement permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution services fee and contingent deferred sales charges on Class B Shares prior to conversion would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Class A Shares. In this regard, Class A Shares will normally be more beneficial to the investor who qualifies for certain reduced initial sales charges. For this reason, the Distributor intends to limit sales of Class B Shares sold to any shareholder to a maximum total value of $250,000. Class B Shares sold to unallocated qualified employer sponsored plans will be limited to a maximum total value of $1,000,000.

  Class B Shares sold to allocated qualified employer sponsored plans, including 401k plans, will be limited to a maximum total value of $250,000 for each participant. The Distributor reserves the right to decline the sale of Class B Shares to allocated qualified employer sponsored plans not utilizing an approved participant tracking system. In addition, Class B Shares will not be sold to any qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees. Class B Shares will also not be sold to investors who have reached the age of 85 because of such persons' expected distribution requirements.

  Class A Shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, Class A investors would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A Shares because the accumulated continuing distribution charges on Class B Shares may exceed the initial sales charge on Class A Shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charge, not all their funds will be invested initially. However, other investors might determine that it would be more advantageous to purchase Class B Shares to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, for a five-year period, being subject to a contingent deferred sales charge.

Initial Sales Charge Alternative--Class A Shares

  The public offering price of Class A Shares is the net asset value plus a sales charge, as set forth below. Offering prices become effective at the close of the general trading session of the New York Stock Exchange. Orders received by dealers prior to such time are confirmed at the offering price effective at that time, provided the order is received by State Street Bank and Trust Company prior to its close of business.

  The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of the Fund made at one time by "any person," which term includes an individual, an individual and his/her spouse and their children under the age of 21, or a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved.

  Class A Shares of the Fund are offered to the public at the net asset value next computed after the purchase order is received by State Street Bank and Trust Company, plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge is reduced on a graduated scale on single purchases of $50,000 or more as shown below.

                       Sales Charge        Sales Charge       Dealer Discount
                       as Percentage      as Percentage        or Agency Fee
Amount of               of Offering         of Amount         as Percentage of
Transaction                Price             Invested         Offering Price %
------------------    -------------       --------------      ----------------
Less than $50,000          4.75%               4.99%               4.25%
$50,000 but under
  $100,000                 4.50%               4.71%               4.00%
$100,000 but under
  $250,000                 3.50%               3.63%               3.00%
$250,000 but under
  $500,000                 3.00%               3.09%               2.75%
$500,000 but under
  $1,000,000               2.00%               2.04%               1.75%
$1,000,000 or more         None                None                None**

* Equity Planning will sponsor sales contests, training and educational meetings and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Brokers or dealers other than Equity Planning may also make customary additional charges for their services in effecting purchases, if they notify the Fund of their intention to do so. Equity Planning shall also pay service and retention fees, from its own profits and resources, to qualified wholesalers in connection with the sale of shares of Phoenix Funds (exclusive of Class A Shares of Phoenix Money Market Series) by registered financial institutions and related third party marketers.

** In connection with Class A Share purchases by accounts held in the name of qualified benefit plans with at least 100 eligible employees, Equity Planning may pay broker/dealers, from its own resources, an amount equal to 1% on the first $3 million of purchases, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million.

 In connection with Class A share purchases of $1,000,000 or more (or subsequent purchases in any amount), excluding purchases by qualified employee benefit plans as described above, Equity Planning may pay broker/dealers, from its own profits and resources, a percentage of the net asset value of any shares sold as set forth below:

        Purchase Amount            Payment to Broker/Dealers
 ------------------------------  -------------------------------
$1,000,000 to $3,000,000                       1%
$3,000,001 to $6,000,000                   0.50 of 1%
$6,000,001 or more                         0.25 of 1%

  If part or all of such an investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker/dealer will refund to Equity Planning any such amounts paid with respect to the investment.

How to Obtain Reduced Sales Charges on Class A Shares

  Investors choosing the initial sales charge alternative under certain circumstances may be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.


  Qualified Purchasers. No sales charge will be imposed on sales of shares to:
(1) any Phoenix Fund trustee, director or officer; (2) any director or officer, or any full-time employee or sales representative (who has acted as such for at least 90 days), of the Adviser or of Equity Planning; (3) registered representatives and employees of securities dealers with whom Equity Planning has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Equity Planning; (6) any spouse, child, parent, grandparent, brother or sister of any person named in
(1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Equity Planning and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life or Equity Planning; (9) to any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefits plans; (12) any state, county, city, instrumentality, department, authority or agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts equal or exceed $1,000,000; or
(15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the

Phoenix Fund purchase and that a sales charge was paid; provided that sales made to persons listed in (1) through (15) above are made upon the written assurance that the purchase is made for investment purposes and that such shares will not be resold except to the Fund.

  In addition, Class A shares purchased by the following investors are not subject to any Class A sales charge: (1) investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, and
(2) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases ae made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases;
(3) clients of such investment advisors or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares).


  Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A Shares sold to investors. The Distributor's commission is the sales charge shown above less any applicable discount or commission "re-allowed" to selected dealers and agents. The Distributor will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Distributor may elect to re- allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.

  Combination Purchase Privilege. Purchases, either singly or in any combination, of shares of the Fund or shares of any other Phoenix Fund (including Class B Shares and excluding Money Market Class A Shares), if made at a single time by a single purchaser, will be combined for the purpose of determining whether the total dollar amount of such purchases entitles the purchaser to a reduced sales charge on any such purchases of Class A Shares. Each purchase of Class A Shares will then be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of such purchase is applicable to a single transaction of the total dollar amount of all such purchases. The term "single purchaser" includes an individual, or an individual, his spouse and their children under the age of majority purchasing for his or their own account (including an IRA account) including his or their own trust, commonly known as a living trust; a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account, although more than one beneficiary is involved; multiple trusts or 403(b) plans for the same employer; multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held in record in the name, or nominee name, of the entity placing the order.

  Letter of Intent. Class A Shares or shares of any other Phoenix Fund (including Class B Shares and excluding Money Market Class A Shares) may be purchased by a "single purchaser" (as defined above) within a period of thirteen months pursuant to a Letter of Intent, in the form provided by Equity Planning, stating the investor's intention to invest in such shares during such period an amount which, together with the value (at their maximum offering prices on the date of the Letter) of the shares of the Fund or shares of any other Phoenix Fund then owned by such investor, equals a specified dollar amount. Each purchase of shares made pursuant to a Letter of Intent will be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of purchase is applicable to a single transaction of the total dollar amount specified in the Letter of Intent.

  An investor's Letter of Intent is not a binding commitment of the investor to purchase or a binding obligation of the Fund or Equity Planning to sell a specified dollar amount of shares qualifying for a reduced sales charge. Accordingly, out of his initial purchase (and subsequent purchases if necessary), 5% of the dollar amount of purchases required to complete his investment is held in escrow in the form of shares (valued at the purchase price thereof) registered in the investor's name until he completes his investment, at which time escrowed shares are deposited to his account. If the investor does not complete his investment and does not within 20 days after written request by Equity Planning or his dealer pay the difference between the sales charge on the dollar amount specified in his Letter of Intent and the sales charge on the dollar amount of actual purchases, the difference will be realized through the redemption of an appropriate number of the escrowed shares and any remaining escrowed shares will be deposited to his account.

  Right of Accumulation. "Single purchasers" (as defined above) may also qualify for reduced sales charges based on the combined value of purchases of either class of shares of the Fund, or any other Phoenix Fund, made over time. Reduced sales charges are offered to investors whose shares, in the aggregate, are valued (i.e., the dollar amount of such purchases plus the then current value (at the public offering price as described in the then current prospectus relating to such shares) of shares of all Phoenix Funds owned) in excess of the threshold amounts described in the section entitled "Initial Sales Charge Alternative--Class A Shares". To use this option, the investor must supply sufficient account information to Equity Planning to permit verification that one or more purchases qualify for a reduced sales charge.

  Associations. A group or association may be treated as a "single purchaser" and qualify for reduced initial sales charges under the Combination Purchase Privilege and Right of Accumulation if the group or association (1) has been in existence for at least six months; (2) has a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) gives its endorsements or authorization in the investment program to facilitate solicitation of the membership by the investment dealer, thus effecting economies of sales effort; and (4) is not a group whose sole organizational nexus is that the members are credit card holders of a company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Deferred Sales Charge Alternative--Class B Shares

  Investors choosing the deferred sales charge alternative purchase Class B Shares at net asset value per share without the imposition of a sales charge at the time of purchase. The Class B Shares are subject to a sales charge if redeemed within five years of purchase.

  Proceeds from the contingent deferred sales charge are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B Shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B Shares without a sales charge being deducted at the time of purchase.

  Contingent Deferred Sales Charge. Class B Shares which are redeemed within five years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares sold by such dealers, subject to future amendment or termination. The Distributor will retain all or a portion of the continuing distribution fee assessed to Class B shareholders and will receive the entire amount of the contingent deferred sales charge paid by shareholders on the redemption of shares to finance the 4% commission plus interest and related marketing expenses.

  The amount of the contingent deferred sales charges, if any, will vary depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the previous month.

                                                  Contingent Deferred
                                                    Sales Charge as
                                                    a Percentage of
                                                     Dollar Amount
            Year Since Purchase                    Subject to Charge
            -------------------                    ------------------
            First                                           5%
            Second                                          4%
            Third                                           3%
            Fourth                                          2%
            Fifth                                           2%
            Sixth                                           0%

  In determining whether a contingent deferred sales charge is applicable to a redemption, it will be assumed that any Class A Shares are redeemed first. Class B Shares held for over 5 years and shares acquired pursuant to reinvestment of dividends or distributions are redeemed next. Any Class B Shares held longest during the 5 year period are redeemed next, unless the shareholder directs otherwise. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

  To provide an example, assume in 1990, an investor purchased 100 Class B Shares. In 1993, the investor purchased another 100 Class B Shares at $12 per share. In 1995, the investor purchased 100 Class A Shares. Assume that in 1996, the investor owns 225 Class B Shares (15 Class B Shares resulting from dividend reinvestment and distributions upon the Class B Shares purchased in 1990 and 10 Class B Shares resulting from dividend reinvestment and distributions upon the Class B Shares purchased in 1993) as well as 100 Class A Shares. If the investor wished to then redeem 300 shares and had not specified a preference in redeeming shares; first, 100 Class A Shares would be redeemed without charge. Second, 115 Class B Shares purchased in 1990 (including 15 shares issued as a result of dividend reinvestment and distributions) would be redeemed next without charge. Finally, 85 Class B Shares purchased in 1993 would be redeemed resulting in deferred sales charge of $27 [85 shares (85 shares minus 10 shares resulting from dividend reinvestment) x $12 (original price) x 3% (applicable rate in the third year after purchase)].

  The contingent deferred sales charge is waived on redemptions of shares (a) if redemption is made within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) if redemption is made within one year of disability, as defined in Section 72(m)(7) of the Code; (c) in connection with mandatory distributions upon reaching age 70-1/2 under any retirement plan qualified under Sections 401, 408 or 403(b) of the Code or any redemption resulting from the tax-free return of an excess contribution to an IRA; (d) in connection with redemptions by 401(k) plans using an approved participant tracking system for: participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) in connection with the exercise of certain exchange privileges among the Class B Shares of the Fund and Class B Shares of other Phoenix Funds; (f) in connection with any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualified plan; and (g) in accordance with the terms specified under the Systematic Withdrawal Program. If, upon the occurrence of a death as outlined above, the account is transferred to an account registered in the name of the deceased's estate, the contingent deferred sales charge will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain Class B Shares and be subject to the applicable contingent deferred sales charge when redeemed.

  Class B Shares of the Fund will automatically convert to Class A Shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B Shares, and as a result, will thereafter be subject to the lower distribution fee under the Class A Plan. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution-related expenses from the burden of such distribution-related expenses.

  For purposes of conversion to Class A Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) are converted to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also be converted to Class A Shares.


  The conversion of Class B Shares to Class A Shares is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service ("IRS") to the effect: (i) that the conversion of shares does not constitute a taxable event under federal income tax law; and (ii) the assessment of the higher distribution fees and transfer agency costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion or ruling is not available. In that event, no further conversions of Class B Shares would occur, and shares might continue to be subject to the higher distribution fee for an indefinite period which may extend beyond the period ending eight (8) years after the end of the month in which affected Class B Shares were purchased. If the Fund were unable to obtain such assurances with respect to the assessment of distribution fees and transfer agent costs relative to the Class B Shares it might make additional distributions if doing so would assist in complying with the Fund's general practice of distributing sufficient income to reduce or eliminate U.S. federal taxes.



                            INVESTOR ACCOUNTS AND
                              SERVICES AVAILABLE


  An account will be opened for the investor after the investor makes an initial investment. Shares purchased will be held in the shareholder's account by the Transfer Agent in book entry form.

  The Fund mails periodic reports to shareholders. In order to reduce the volume of mail, to the extent possible, only one copy of most reports will be mailed to households for multiple accounts with the same surname at the same household address. Please contact Equity Planning to request additional copies of shareholder reports. Shareholder inquiries should be directed to the Fund at (800) 243-1574.


Bank Draft Investing Program (Investo-Matic Plan)


  By completing the Investo-Matic Section of the New Account Application, a shareholder may authorize the bank named in the form to draw $25 or more from his/her personal checking account to be used to purchase additional shares for his/her account. The amount the shareholder designates will be made available, on form payable to the order of the Transfer Agent by the bank on the date the bank draws on his/her account and will be used to purchase shares at the applicable offering price. The shareholder or his or her registered representative may, by telephone or written notice, cancel or change the dollar amount being invested pursuant to the Investo-Matic Plan unless the shareholder has notified the Fund or Transfer Agent that his or her registered representative shall not have this authority.


Distribution Option

  The Fund currently declares all income dividends and all capital gain distributions, if any, payable in shares of the Fund at net asset value or, at the option of the shareholder, in cash. By exercising the distribution option, a shareholder may elect (1) to receive both dividends and capital gain distributions in additional shares; or (2) to receive dividends in cash and capital gain distributions in additional shares; or (3) to receive both dividends and capital gain distributions in cash. If a shareholder elects to receive dividends and/or distributions in cash and the check cannot be delivered or remains uncashed by the shareholder due to an invalid address, the dividend and/ or distribution will be reinvested after the Transfer Agent has been informed that the proceeds are undeliverable. Additional shares will be purchased for the shareholder's account at the then current net asset value. Shareholders who maintain an account balance of at least $5,000, or $2,000 for qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds at net asset value. Shareholders should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment direction forms and prospectuses are available from Equity Planning. An alternate payee section has been incorporated into the application allowing distributions to be mailed to a second payee and/or address. Dividends and capital gain distributions received in shares are taxable to the shareholder and credited to the shareholder's account in full and fractional shares and are computed at the closing net asset value on the next business day after the record date. A distribution option may be changed at any time by notifying Customer Service by telephone at 800-243-1574 or by sending a written letter signed by the registered owner(s) of the account. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in the shareholder's account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, he will receive cash for the dividend or distribution regardless of the distribution option selected.

Systematic Withdrawal Program

  The Systematic Withdrawal Program allows shareholders to periodically redeem a portion of their account at predetermined monthly or quarterly, semiannual or annual basis. A sufficient number of full and fractional shares shall therefore be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to the shareholder's bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply. See "Redemption of Small Accounts."


  Class A shareholders participating in the Systematic Withdrawal Program must own shares of the Fund worth $5,000 or more, as determined by the then-current net asset value per share, and elect to have all distributions reinvested.


  To participate in the Systematic Withdrawal Program, Class B shareholders must initially own shares of the Fund worth $5,000 or more and elect to have all dividends reinvested in additional Class B Shares of the Fund. Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non- Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges.


  The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Share investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

  Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program shall be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


Tax Sheltered Retirement Plans


  Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, and 403(b) Retirement Plans. Write or call Equity Planning at (800) 243-4361 for further information about the plans.


Exchange Privileges


  Shareholders may exchange their Class A or Class B Shares for shares of the same class of other Phoenix Funds provided that the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (2) the Acquired Shares are of the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that fund after the exchange is implemented; and (5) if a shareholder has elected not to participate in the Telephone Exchange Privilege (see below), a properly executed exchange request must be received by the Phoenix funds |Pg State Street Bank and Trust Company.


  Subject to the above requirements for an exchange, a shareholder or his/her registered representative may, by telephone or written notice, elect to have Class A or Class B Shares of the Fund exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semi-annual, or annual basis or may cancel the privilege ("Systematic Exchange").

  Shareholders who maintain an account balance in the Fund of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares of the account), may direct that shares of the Fund be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. If the shareholder is participating in the Self Security program offered by Phoenix Home Life, it is not necessary to maintain the above account balances in order to use the Systematic Exchange privilege.

  Such exchanges will be executed upon the close of business on the 10th of a month and if the 10th falls on a holiday or weekend, then at the close of business on the next succeeding business day. The minimum initial and subsequent amount that may be exchanged under the Systematic Exchange is $25. Systematic Exchange forms are available from Equity Planning.

  Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request, without a sales charge. On Class B share exchanges, the contingent deferred sales charge schedule of the original shares purchased continues to apply.


  The exchange of shares from one fund to another is treated as a sale of the Exchanged Shares and a purchase of the Acquired Shares for Federal income tax purposes. The shareholder may, therefore, realize a taxable gain or loss. "See Dividends, Distributions and Taxes" for information concerning the Federal income tax treatment of a disposition of shares.

  Because excessive trading can hurt Fund performance and harm shareholders, the Fund reserves the right to temporarily or permanently terminate exchange privileges or reject any specific order for any dealer, shareholder or person whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a fund within any 30 day period. The Distributor has entered into agreements with certain dealers and investment advisors permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. The Fund reserves the right to terminate or modify its exchange privileges at any time upon giving prominent notice to shareholders at least 60 days in advance.


  Each Phoenix Fund has different investment objectives and policies. Shareholders should, therefore, obtain and review the current prospectus of the fund into which the exchange is to be made before any exchange requests are made.

Telephone Exchanges


  Telephone Exchange Privileges are available only in states where shares being acquired may be legally sold. Unless a shareholder elects in writing not to participate in the Telephone Exchange Privilege, shares for which certificates have not been issued may be exchanged by calling (800) 243-1574 provided that the exchange is made between accounts with identical account registrations. Under the Telephone Exchange Privilege, telephone exchange orders may also be entered on behalf of the shareholder by his or her registered representative.


  The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. In addition to requiring identical registrations on both accounts, the Transfer Agent will require address verification and will record telephone instructions on tape. All exchanges will be confirmed in writing to the shareholder. To the extent that procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Fund and/or Transfer Agent may be liable for following telephone instructions for exchange transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone exchange instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Exchange Privilege may be difficult to exercise or may be suspended temporarily. In such an event an exchange may be effected by following the procedure outlined for tendering shares represented by certificate(s).

  If a shareholder elects not to use the Telephone Exchange Privilege or if the shares being exchanged are represented by a certificate or certificates, in order to exchange shares the shareholder must submit a written request to Phoenix Funds, c/o State Street Bank & Trust Company, P.O. Box 8301, Boston, MA 02266-8301. If the shares are being exchanged between accounts that are not registered identically, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Fund's transfer agent in accordance with its signature guarantee procedures. Currently such procedures generally permit guarantees by banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Any outstanding certificate or certificates for the tendered shares must be duly endorsed and submitted.

  Purchase and withdrawal plans and reinvestment and exchange privileges are described more fully in the Statement of Additional Information. For further information, call Equity Planning at (800) 243-1574.


                               NET ASSET VALUE

  The net asset value per share of the Fund is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

  The Fund's investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Directors or their delegates. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Directors when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short term investments having a remaining maturity of less than sixty-one days are valued at amortized cost, which the Directors have determined approximates market value. For further information about security valuations, see the Statement of Additional Information.



                             HOW TO REDEEM SHARES

  Shareholders have the right to have the Fund buy back shares at the net asset value next determined following receipt of a redemption order and any other required documentation in proper form by Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301 (see "Net Asset Value"). In the case of Class B Share redemptions, investors will be subject to the applicable deferred sales charge, if any, for such shares (see "Deferred Sales Charge Alternative - Class B Shares"). To redeem, any outstanding share certificates in proper form for transfer must be received by Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. To be in proper form to redeem shares, the signatures of the shareholder(s) on the certificate or stock power must be signed exactly as registered, including any fiduciary title, on a written instruction letter, certificate, or accompanying stock power, such signatures being guaranteed by an eligible guarantor institution as determined in accordance with standards and procedures established by the Transfer Agent (please contact the Fund at (800) 243-1574 with any questions regarding eligible guarantors).


  If no certificate has been issued, the Transfer Agent requires a written request with signature guarantee. The Transfer Agent may waive the signature guarantee requirement in the case of shares registered in the names of individuals singly, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act, if the proceeds do not exceed $50,000, and the proceeds are payable to the registered owner(s) at the address of record. Such requests must be signed by each person in whose name the account is registered. In addition, a shareholder may sell shares back to the Fund through securities dealers, brokers, or agents who may charge customary commissions or fees for their services. The redemption price in such case will be the price as of the close of the general trading session of the New York Stock Exchange on that day, provided the order is received by the dealer prior thereto, and is transmitted to the Distributor prior to the close of its business. No charge is made by the Fund on redemptions, but shares tendered through investment dealers may be subject to a service charge by such dealers. Payment for shares redeemed is made within seven days; provided, however, that redemption proceeds will not be disbursed until each check used for purchase of shares has been cleared for payment by the investor's bank, which may take up to 15 days after receipt of the check.


  Additional documentation may be required for redemptions by corporations, partnerships or other organizations, executors, administrators, trustees, custodians, guardians, or from IRAs or other retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the Fund at (800) 243-1574. Redemption requests will not be honored until all required documents in proper form have been received.

Telephone Redemptions


  Unless a shareholder elects in writing not to participate in the Telephone Redemption Privilege, shares for which certificates have not been issued may be redeemed by telephoning (800) 243-1574 and telephone redemptions will also be accepted on behalf of the shareholder from his or her registered representative.


  The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information will be verified, the telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to the shareholder. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Redemption Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Redemption Privilege may be difficult to exercise and a shareholder should submit a written redemption request, as described above.

  If the amount of the redemption is over $500, the proceeds will be wired to the shareholder's designated U.S. commercial bank account. If the amount of the redemption is less than $500, the proceeds will be sent by check to the address of record on the shareholder's account.


  Telephone redemption orders received and accepted by the Transfer Agent on any day when the Transfer Agent is open for business will be entered at the next determined net asset value. However, telephone redemption orders received and accepted by the Transfer Agent after the close of trading hours on the Exchange will be executed on the following business day. The proceeds of a telephone redemption will normally be sent on the first business day following receipt of the redemption request. However, with respect to the telephone redemption of shares purchased by check, such requests will only be effected after the Fund has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days. This expedited redemption privilege is not available to HR-10, IRA and 403(b)(7) Plans.

Reinvestment Privilege

  Shareholders may use redemption proceeds to purchase Class A Shares of any Phoenix Fund at the net asset value next determined after the request for reinstatement is made. For Federal income tax purposes, a reinvestment and reinvestment will be treated as a sale and purchase of shares. Special rules may apply in computing the amount of gain or loss in these situations. (See "Dividends, Distributions and Taxes" for information on the Federal income tax treatment of a disposition of shares.) A written request for reinvestment must be received by the Distributor within 180 days of the redemption, accompanied by payment for the shares (not in excess of the redemption value). Class B shareholders who have had the contingent deferred sales charge waived through participation in the Systematic Withdrawal Program are not eligible to use the reinvestment privilege.

Redemption of Small Accounts


  Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $200. Before the Fund redeems these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $200.



                           DIVIDENDS, DISTRIBUTIONS
                                  AND TAXES

  The Fund intends to continue to qualify annually as a regulated investment company under Subchapter M of the Code and to distribute annually to shareholders all or substantially all of its net investment income and net realized capital gains, after utilization of any capital loss carryovers. If the Fund so qualifies, it generally will not be subject to Federal income tax on the income it distributes. The discussion below is based upon the assumption that the Fund will continue to qualify as a regulated investment company.

  Income dividends are intended to be declared daily and paid monthly. Capital gain distributions, if any, will be paid at least annually. An additional capital gain distribution may be paid after the end of the Fund's fiscal year.

  The Fund will be subject to a nondeductible 4% excise tax if it fails to meet certain calendar year distribution requirements. In order to prevent imposition of the excise tax, it may be necessary for the Fund to make distributions more frequently than described in the previous paragraph.

  Distribution by the Fund of interest income from tax exempt bonds will not be taxable to shareholders and will not be included in their respective gross incomes for Federal income tax purposes. Distributions or parts thereof derived from interest received on California state and local issues and Puerto Rico issues held in the portfolio will be exempt from California personal income taxes in proportion to the amount that such investments bear to the total investment of the Fund, provided that the Fund has complied with the requirement that at least 50% of its assets be invested in California tax exempt state and local issues or tax exempt Federal obligations at the end of each quarter of its taxable year. This requirement will be met because it is a fundamental policy of the Fund that at least 80% of the assets of the Fund be invested in California tax exempt municipal securities. Distributions derived from other earnings will be subject to California personal income tax for California residents and other persons subject to California income tax. All net realized long- or short-term capital gains, if any, are declared and distributed to the Fund's shareholders at least annually. Distributions of net income from certain temporary investments (such as net interest income from taxable commercial paper) and short- term capital gains, if any, will be taxable as ordinary income whether they are received in cash or in shares. The Fund will inform shareholders of the amount and nature of such gains. During the fiscal year ended April 30, 1996, the Fund distributed to shareholders net realized capital gains of $0.05 per share which are taxable for Federal and California income tax purposes.


  The Tax Reform Act of 1986 made significant changes in the federal tax status of certain obligations which were previously fully federally tax-exempt. As a result, three categories of such obligations issued after August 7, 1986 now exist: (1) "public purpose" bonds, the income of which remains fully exempt from federal income taxation, (2) qualified "private activity" industrial development bonds, the income of which, while exempt from federal income taxation under section 103 of the Internal Revenue Code, is includable in the calculation of the federal alternative minimum tax, and
(3) "private activity" (private purpose) bonds, the income of which is not exempt from federal income taxation. The Fund's investments in the foregoing types of obligations is more particularly described in the section entitled "Investment Objective and Policies."


  The foregoing is only a summary of some of the important tax considerations generally affecting the Fund and its shareholders. In addition to the Federal income tax consequences described above, which are applicable to any investment in the Fund, there may be foreign, state or local tax considerations, and estate tax considerations, applicable to the circumstances of a particular investor. Additional information about taxes is set forth in the Statement of Additional Information. Also, legislation may be enacted in the future that could affect the tax consequences described above. Shareholders are urged to consult their attorney or tax advisor regarding specific questions as to Federal, foreign, state or local taxes.

Important Notice Regarding Taxpayer IRS Certification

  Pursuant to IRS regulations, the Fund may be required to withhold 31% of all reportable payments including any taxable dividends, capital gain distributions or share redemption proceeds, for any account which does not have a taxpayer identification number or social security number and certain required certifications.

  The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

  The Fund sends to all shareholders, within 31 days after the end of the calendar year, information which is required by the Internal Revenue Service for preparing federal income tax returns.

                            ADDITIONAL INFORMATION

Organization of the Fund

  The Fund was incorporated as a Maryland corporation on April 7, 1983. On June 25, 1992, the Fund's name was changed to National's California Tax Exempt Bonds, Inc. in order to reflect the Fund's affiliation with National and other National Securities Funds. On June 30, 1993, the Directors approved an amendment of the Fund's Articles of Incorporation to change the name of the Fund to Phoenix California Tax Exempt Bonds, Inc. The amendment was considered appropriate in light of the Fund's current affiliation with Phoenix Home Life, which resulted from the transfer of ownership of National to an affiliate of Phoenix Home Life on May 14, 1993. On December 23, 1993 the requisite majority of Fund shareholders approved the modification of the Fund's name to Phoenix California Tax Exempt Bonds, Inc.

  The Fund's Articles of Incorporation, as amended, provide that the Fund's Directors are authorized to create an unlimited number of series and one or more classes. The authorized capital stock of the Fund consists of 500,000,000 shares of common stock, with par value of One Cent ($0.01) each. All shares have equal voting rights, except that only shares of the respective series or separate classes within a series are entitled to vote on matters concerning only that series or class. At the date of this Prospectus, there is only one existing series of the Fund, which has two classes of shares. The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable.

Registration Statement

  This Prospectus omits certain information included in the Statement of Additional Information and Part C of the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act. A copy of the Registration Statement may be obtained from the Securities and Exchange Commission in Washington, D.C.

                         TAX-FREE vs. TAXABLE INCOME

(Combined Federal and California Taxes)

  The table below shows the approximate taxable yields which are equivalent to tax exempt yields under combined Federal and California income tax rates using the 1995 rates contained in the Internal Revenue Code, and state and local taxes currently scheduled to be in effect. The tables illustrate the return required on taxable investments to equal the tax exempt yield in a given income tax bracket. Find the relevant income bracket and read across that line.

           Taxable Income 1995*                                             Tax-Exempt Yield
------------------------------------------              ----------------------------------------------------------
                                             Combined
                                           Federal and
                                              State
    Single Return         Joint Return      Bracket**   5.00%   5.50%    6.00%   6.50%    7.00%   7.50%    8.00%
                                                                   is equivalent to a Taxable Yield of
 --------------------  -------------------------------  ----------------------------------------------------------
$ 18,068 to $ 23,349   $36,136 to $ 38,999    20.10%     6.26    6.88     7.51    8.14     8.76    9.39    10.01
  23,350 to   25,082    39,000 to   50,165    32.32%     7.39    8.13     8.87    9.60    10.34   11.08    11.82
  25,083 to   31,699    50,166 to   63,399    33.76%     7.55    8.30     9.06    9.81    10.57   11.32    12.08
  31,700 to   56,549    63,400 to   94,249    34.70%     7.66    8.42     9.19    9.95    10.72   11.49    12.25
  56,550 to  109,935    94,250 to  143,599    37.42%     7.99    8.79     9.59   10.39    11.19   11.98    12.78
 109,936 to  117,949           --             37.90%     8.05    8.86     9.66   10.47    11.27   12.08    12.88
         --            143,600 to  219,871    41.95%     8.61    9.47    10.34   11.20    12.06   12.92    13.78
 117,950 to  219,871   219,872 to  256,499    42.40%     8.68    9.55    10.42   11.28    12.15   13.02    13.89
 219,872 to  256,499           --             43.04%     8.78    9.66    10.53   11.41    12.29   13.17    14.04
         --            256,500 to  439,743    45.64%     9.20   10.12    11.04   11.96    12.88   13.80    14.72
 256,500 +             439,744 +              46.24%     9.30   10.23    11.16   12.09    13.02   13.95    14.88
 --------------------  ------------------    ---------   -----   -----  ------  ------   ------   ------   ------

----------
 * Represents taxable income as currently defined by the Internal Revenue
   Code.
** Federal and State tax rates include the effect of fully deducting itemized deductions on federal and state returns. However, taxpayers with adjusted gross income in excess of certain amounts would be required to reduce their itemized deductions, as provided in the Internal Revenue Code and California State Tax Law. In addition, taxpayers with adjusted gross income in excess of $114,700 (single) and $172,050 (joint) are required to phase-out the benefit of any personal exemptions claimed.
   Note--In determining the Combined Federal and State Bracket, it is assumed that none of the tax-free obligations would give rise to a tax preference and that the alternative minimum tax is otherwise inapplicable.

                        BACKUP WITHHOLDING INFORMATION

Step 1. Please make sure that the social security number or taxpayer identification number (TIN) which appears on the Application complies with the following guidelines:

Account Type                           Give Social Security Number or Tax Identification Number of:
---------------------------------------------------------------------------------------------------
Individual                             Individual
---------------------------------------------------------------------------------------------------
Joint (or Joint Tenant)                Owner who will be paying tax
---------------------------------------------------------------------------------------------------
Uniform Gifts to Minors                Minor
---------------------------------------------------------------------------------------------------
Legal Guardian                         Ward, Minor or Incompetent
---------------------------------------------------------------------------------------------------
Sole Proprietor                        Owner of Business (also provide owner's name)
---------------------------------------------------------------------------------------------------
Trust, Estate, Pension Plan Trust      Trust, Estate, Pension Plan Trust (not personal TIN
                                       of fiduciary)
---------------------------------------------------------------------------------------------------
Corporation, Partnership,
  Other Organization                   Corporation, Partnership, Other Organization
---------------------------------------------------------------------------------------------------
Broker/Nominee                         Broker/Nominee
---------------------------------------------------------------------------------------------------

Step 2. If you do not have a TIN, you must obtain Form SS-5 (Application for Social Security Number) or Form SS-4 (Application for Employer Identification Number) from your local Social Security or IRS office and apply for one. Write "Applied For" in the space on the application.

Step 3. If you are one of the entities listed below, you are exempt from backup withholding.
        (bullet) A corporation
        (bullet) Financial institution
        (bullet) Section 501(a) exempt organization (IRA, Corporate
                 Retirement Plan, 403(b), Keogh)
        (bullet) United States or any agency or instrumentality thereof (bullet) A State, the District of Columbia, a possession of the
                 United States, or any subdivision or instrumentality thereof (bullet) International organization or any agency or instrumentality thereof
        (bullet) Registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
        (bullet) Real estate investment trust
        (bullet) Common trust fund operated by a bank under section 584(a) (bullet) An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1)
        (bullet) Regulated Investment Company

If you are in doubt as to whether you are exempt, please contact the Internal Revenue Service.

Step 4. IRS Penalties--If you do not supply us with your TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report interest, dividend or patronage dividend income on your federal income tax return, you will be treated as negligent and subject to an IRS 5% penalty tax on any resulting underpayment of tax unless there is clear and convincing evidence to the contrary. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to a backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.

--------------
This Prospectus sets forth concisely the information about the Phoenix California Tax Exempt Bonds, Inc. (the "Fund") which you should know before investing. Please read it carefully and retain it for future reference.


The Fund has filed with the Securities and Exchange Commission a Statement of Additional Information, dated June 9, 1997. The Statement contains more detailed information about the Fund and is incorporated into this Prospectus by reference. You may obtain a free copy of the Statement by writing the Fund c/o Phoenix Equity Planning Corporation, 100 Bright Meadow, P.O. Box 2200, Enfield, Connecticut 06083-2200.


Financial information relating to the Fund is contained in the Semiannual Report to Shareholders for the period ended October 31, 1996 and is incorporated into the Statement of Additional Information by reference. An Annual Report will also be sent if you request a Statement of Additional Information.

[Recycle Logo] Printed on recycled paper using soybean ink

Phoenix California Tax Exempt Bonds, Inc.
PO Box 2200
Enfield CT 06083-2200

[LOGO] PHOENIX
       DUFF&PHELPS

                                BULK RATE MAIL
                                 U.S. POSTAGE
                                     PAID
                               SPRINGFIELD, MA
                                PERMIT NO. 444

PDP 393 (6/97)

                  PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.

                              101 Munson Street
                       Greenfield, Massachusetts 01301


                     Statement of Additional Information
                                 June 9, 1997

  This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix California Tax Exempt Bonds, Inc. (the "Fund"), dated June 9, 1997, and should be read in conjunction with it. The Fund's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.


                              TABLE OF CONTENTS

The Fund (24) ..................................................     2
Investment Objective and Policies (7) ..........................     2
Risk Factors (7) ...............................................     5
Investment Restrictions (9) ....................................    10
Performance Information (6) ....................................    10
Portfolio Transactions and Brokerage ...........................    11
Services of the Adviser (11) ...................................    12
Net Asset Value (21) ...........................................    13
How to Buy Shares (13) .........................................    13
Exchange Privileges (20) .......................................    13
Redemption of Shares (22) ......................................    14
Dividends, Distributions and Taxes (23) ........................    14
Tax Sheltered Retirement Plans .................................    16
The Distributor (12) ...........................................    16
Plans of Distribution (12) .....................................    17
Directors and Officers .........................................    18
Other Information (11) .........................................    24


  Numbers appearing in parenthesis correspond to related disclosures in the Fund's Prospectus.

                       Customer Service--(800) 243-1574
                          Marketing--(800) 243-4361
                  Telephone Orders/Exchanges--(800) 367-5877
                Telecommunication Device (TTY)--(800) 243-1926

                                   THE FUND

  Phoenix California Tax Exempt Bonds, Inc. is a diversified open-end management investment company which was organized as a Maryland corporation in 1983. On December 23, 1993, shareholders of the Fund approved a change in the name of the Fund to reflect the Fund's affiliation with Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") which resulted from the transfer of ownership of the Fund's investment adviser, National Securities & Research Corporation to Phoenix Home Life on May 14, 1993. Prior to January 1, 1994, the Fund's name was "National's California Tax Exempt Bonds, Inc."

                      INVESTMENT OBJECTIVE AND POLICIES

  The Fund's investment objective is to obtain a high level of current income exempt from California state and local income taxes, as well as Federal income tax, consistent with preservation of capital. The Fund may invest in a diversified portfolio of obligations issued by or on behalf of the states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities; the interest from these investments, in the opinion of bond counsel, is exempt from federal income tax (municipal bonds). California law requires that at least 50% of the Fund's total assets be invested in California tax exempt state and local issues or tax exempt federal obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends to California residents. Such dividends will be exempt from California income taxes in ratable proportion of the exempt California investments to the total investments of the Fund at the end of each quarter. The Fund, as a fundamental policy, will invest at least 80% of its assets in California tax exempt municipal securities and may invest up to 100% of its assets in such securities. The Fund may also invest in tax-exempt private activity bonds, the interest on which is treated as an item of tax preference for purposes of the Alternative Minimum Tax ("AMT Bonds"). The Fund may also invest, without percentage limitations, in investment grade securities having ratings by Moody's Investors Service, Inc. ("Moody's") of Aaa, Aa, A, or Baa or by Standard & Poor's Corporation ("S&P") or Fitch Investor Services, Inc. ("Fitch") of AAA, AA, A, or BBB, or in securities which are not rated, provided that, in the opinion of the Adviser, such securities are comparable in rating quality to those in which the Fund may invest. Except for temporary investments (taxable or tax exempt) as described herein, all of the Fund's investments consist of tax exempt bonds. Municipal bonds rated Baa by Moody's or BBB by S&P and Fitch are medium grade investment obligations which have certain speculative characteristics (see Appendix).

General Characteristics

  Tax exempt bonds are debt obligations issued by the various states and their subdivisions (e.g., cities, counties, towns, and school districts) to raise funds, generally for various public improvements requiring long-term capital investment. Purposes for which tax exempt bonds are issued include flood control, airports, bridges and highways, housing medical facilities, schools, mass transportation and power, water or sewage plants, as well as others. Tax exempt bonds also are occasionally issued to retire outstanding obligations, to obtain funds for operating expenses or to loan to other public or, in some cases, private sector organizations or to individuals.

  The two principal classifications of tax exempt bonds are "general obligation" and "revenue." General obligations or "G.O.s" are secured by the issuer's general pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from monies derived from a specified source such as operating a particular facility or from a guarantee, lease, specific tax or pool of assets, e.g., a portfolio of mortgages.

  Pollution control or other bonds backed by private corporations do not generally have the pledge of the credit of the issuing public body but are secured only by the credit of the corporation benefiting from the facilities being financed. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications depending on numerous factors.

  The yields on tax exempt bonds are dependent on a variety of factors, including general money market conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the tax exempt bonds which they undertake to rate. It should be emphasized however, that ratings are general and not absolute standards of quality. Consequently, tax exempt bonds with the same maturity and coupon with different ratings may have the same yield.

  The ability of issuers engaged in the generation, distribution and/or sale of electrical power and/or natural gas to make payments of principal or interest on such obligations is dependent upon, among other things, the continuing ability of such issuers to derive sufficient revenues from their operations to meet debt service requirements. General problems confronting such issuers include the difficulty in financing construction projects during inflationary periods, restrictions on operations and increased costs and delays attributable to applicable environmental laws, the difficulty in obtaining fuel for energy generation at reasonable prices, the difficulty in obtaining natural gas for resale, and the effects of present or proposed energy or natural resource conservation programs.

  There are several Federal housing subsidy programs used by state housing agencies which do not result in unconditional protection of the bondholder. Changes enacted by Congress in these programs or administrative difficulties may result in decreases in the present actual or future estimated debt service coverage. A reduction in coverage may also result from economic fluctuations leading to changes in interest rates or operating costs. Most state housing authority bonds are also "moral obligations" of the issuing states; however, a few programs specifically reject the "moral obligation." In many but not all cases, this "moral obligation" is explicitly reflected in the bond contract by means of an option permitting the state legislature to provide debt service support if the legislature so chooses; thus, this option provides the bondholder with an additional source of potential support not directly related to the specific housing program.

  Subsequent to its purchase by the Fund, an issue of tax exempt bonds or a temporary investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the elimination of such obligation from the Fund's portfolio but the adviser will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio. To the extent that the ratings accorded by S&P, Moody's or Fitch for tax exempt bonds or temporary investments may change as a result of changes in such organizations, or changes in their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in tax exempt bonds or temporary investments in accordance with the investment policies contained herein.

  The Fund may purchase municipal obligations on a when-issued basis; i.e., delivery and payment for the securities will take place after the transaction date, normally within 15 to 45 days, though the payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. A segregated account of the Fund consisting of high quality interest-bearing liquid debt securities with a market value at least equal to the amount of the Fund's when-issued commitments will be maintained with State Street Bank & Trust Company, the Fund's custodian, on a daily basis so that the market value of the account will equal or, exceed the amount of such commitments by the Fund. At such time(s) as when-issued securities must be paid, the Fund will meet its obligations from then-available cash flow, sale of securities held in the segregated account, sale of other securities, or although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund's payment obligation).

  Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, in order to achieve higher interest income, if the Fund remains substantially invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

  The Fund may from time to time invest a portion of its assets on a temporary basis in "temporary investments;" the income from which, may be subject to Federal and California income tax. Specifically, the Fund may invest in "private activity" (private purpose) bonds, the income from which is not exempt from federal income taxation (the interest on which is also treated as an item of tax preference for purposes of the Alternative Minimum Tax ("AMT Bonds"). Such investments may be made pending the investment or reinvestment of the proceeds from the sale of its shares or portfolio securities and will not exceed 20% of the Fund's total assets except when made for defensive purposes. Such temporary investments may consist of notes of issuers having, at the time of purchase, an issue of outstanding municipal bonds rated within the three highest grades by S&P, Moody's or Fitch (taxable or tax exempt); commercial paper rated at least A-l by Moody's, P-l by S&P or F-l by Fitch; and U.S. Treasury and agency securities. The Fund may invest in California bonds with any maturity and may purchase short-term municipal notes such as tax anticipation notes, revenue anticipation notes and bond anticipation notes.

  The Fund may write call options only if they are covered and remain covered for as long as the Fund is obligated as a writer. Thus, if the Fund writes a call option on an individual security, the Fund must own the underlying security or other securities that are acceptable for escrow at all times during the option period. The Fund will write call options on indices only to hedge in an economically appropriate way securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by the Fund will be "covered" by identifying the specific securities being hedged.

  Portfolio trading will be undertaken principally to accomplish the objectives of the Fund in relation to anticipated movements in the general level of interest rates, provided, however, the Fund may engage to a limited extent in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading merely to realize a gain. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax exempt bonds or changes in the investment objective of investors.

  Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, all excluding securities with maturities at acquisition of one year or less. The Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to purchase or sell securities.

  Portfolio turnover may involve the payment by the Fund of dealer mark-ups or underwriting commissions. It is impossible to predict portfolio turnover rates; however, in periods of rapidly fluctuating interest rates, the Fund's investment policies may lead to frequent changes in investments. The Fund's portfolio turnover rates for the two years ended April 30, 1995 and 1996 were 51% and 20%, respectively.

  The Fund may use financial futures contracts and related options to hedge against changes in the market value of securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to the investor's cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with (although in inverse relation to) cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Fund may wish to purchase in the future by purchasing futures contracts.

  The Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its securities or securities which it intends to purchase. Financial futures contracts consist of interest rate futures contracts, securities index futures contracts and foreign currency futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

  In contrast to the situation in which a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract (although an obligation to deliver or receive the underlying security in the future is created by such a contract). Initially, when it enters into a financial futures contract, the Fund will be required to deposit in a segregated account with the Fund's custodian bank an amount of cash or U.S. Treasury bills. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

  The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

  Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

  The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly, and will be in addition to those paid for direct purchases and sales of securities.


  The Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. The Fund may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Fund's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non- investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

  The extent to which the Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See "Dividends, Distributions & Taxes."



                                 RISK FACTORS

California Obligations

  Certain developments regarding the California Constitution and state statutes which limit the taxing and spending authority of California government entities may impair the ability of California issuers to maintain debt service on their obligations, as described more fully below. The following information as to certain California state risk factors is provided to investors in view of the policy of the Fund to concentrate its investments in California state and municipal issuers. Such information constitutes only a brief discussion, does not purport to be a complete description and is based on information from sources believed by the Fund to be reliable, including official statements relating to securities offerings of California state and municipal issuers and periodic publications by national rating organizations. Such information, however, has not been independently verified by the Fund.

  Certain of the California municipal securities in which the Fund may invest may be obligations of issuers which rely in whole or in part on California state revenues for payment of these obligations. Property tax revenues and a portion of the state's General Fund surplus are distributed to counties, cities and their various taxing entities and the state assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the state's General Fund will be distributed in the future to counties, cities and various entities is unclear.

  Certain of the municipal securities purchased by the Fund may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, Proposition 13 added Article XIIIA to the California Constitution. The effect of Article XIIIA is to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property revenues.

  Legislation enacted by the California Legislature to implement Article XIIIA (Statutes of 1978, Chapter 292, as amended) provides that, notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy maximum tax permitted by Article XIIIA of $4.00 per $100 assessed valuation. The apportionment of property taxes in fiscal years after 1978/79 has been revised pursuant to Statutes of 1979, Chapter 282, which provides relief funds from state moneys beginning in fiscal year 1979/80 and is designed to provide a permanent system for sharing state taxes and budget funds with local agencies. Under Chapter 282, cities and counties receive more of the remaining property tax revenues collected under Proposition 13 instead of direct state aid. School districts receive a correspondingly reduced amount of property taxes, but receive compensation directly from the state and are given additional relief.

  The application and interpretation of Article XIIIA has been and will probably continue to be the subject of numerous lawsuits in the California courts. It is not possible to predict the outcome of litigation or the ultimate scope and impact of Article XIIIA, its implementing legislation and regulations issued by the California State Board of Equalization. However, the outcome of such litigation could substantially impact local property tax collections and the ability of the state agencies, local governments and districts to make future payments on outstanding debt obligations.

  On November 6, 1979, an initiative known as "Proposition 4" or the "Gann Initiative" added Article XIIIB to the California Constitution which provides that, state and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys (called "appropriations subject to limitations") in an amount higher than the "appropriations limit." In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population and certain services provided by these entities. Article XIIIB also provides that if revenues of these entities in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

  At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. This initiative amends Article XIIIB to require that (a) the California Legislature establish a prudent state reserve fund in an amount that it shall deem reasonable and necessary, and (b) revenues in excess of amounts permitted to be spent and which would otherwise be returned pursuant to Article XIIIB by revision of tax rates or fee schedules, be transferred and allocated (up to a maximum of 4%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. No such transfer or allocation of funds will be required if certain designated state officials determine that annual student expenditures and class size meet certain criteria as set forth in proposition
98. Any funds allocated to the State School Fund shall cause the appropriation limits established in Article XIIIB to be annually increased for any such allocation made in the prior year.

  Proposition 98 also amends Article XVI to require that the State of California provide a minimum level of funding for public schools and community colleges. Commencing with the 1988-89 fiscal year, state moneys to support school districts and community college districts shall equal or exceed the lesser of: (a) an amount equalling the percentage of state general revenue bonds for school districts and community college districts in fiscal year 1986-87, or
(b) an amount equal to the prior year's state general fund proceeds of taxes appropriated under Article XIIIB plus allocated proceeds of local taxes, after adjustment under Article XIIIB. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirement for one year.

  Proposition 111 was approved by voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculates spending limits for the state and local governments, allows greater annual increases in the limits, allows the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduces the amount of funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9% of state General Fund tax revenues), removes the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limits the amount of state tax revenue over the limit which would be transferred to school districts and community college districts, and exempts increased gasoline taxes and truck weight fees from the state appropriations limit. Additionally, Proposition 111 exempts from the state appropriations limit funding for capital outlays.

  During the recent recession, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The legislature responded to these developments by designating "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. As part of the negotiations leading to the 1995-96 Budget Act, an oral agreement was reached to settle this case. The settlement required adoption of legislation satisfactory to the parties to implement its terms, which has occurred. The court gave final approval of the settlement in late July, 1996.

  The settlement provides that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while the K-14 schools will repay $825 million. The State share of the repayment will be reflected as expenditures above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact. The Director of Finance has certified that a settlement has occurred, allowing approximately $377 million in appropriations from 1995-96 fiscal year to schools to be disbursed in August 1996.

  Substantially increased General Fund revenues, above initial budget projections, in the 1994-95 and 1995-96 fiscal years have resulted in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets.

  Articles XIIIB, like Article XIIIA, may require further interpretation by both the California Legislature and the courts to determine their applicability to specific situations involving the state and local taxing authorities. Depending upon such interpretations, Article XIIIB may limit significantly a governmental entity's ability to budget sufficient funds to meet debt service on bonds and other obligations.

  Certain California municipal securities in the Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's non-judicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfer of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the home mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of loan servicing procedures, and the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of home mortgages or deeds of trust securing an issuer's obligations.

  Certain California municipal securities in the Fund may be obligations which finance the acquisition of single family home mortgages for low- and moderate-income mortgagors. These obligations may be payable solely from revenues derived from home mortgages, and are subject to California statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with a loan secured by the mortgage.

  Under California law, mortgage loans secured by single family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and cannot in any event exceed six month's advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on outstanding debt obligations which financed such home mortgages.

  From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930's. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected. Job losses were the worst of the post-war recession. Employment levels stabilized by late 1993 and California's economy has been on a steady recovery since the start of 1994. Employment has grown by over 500,000 in 1994 and 1995. The strongest growth has been in export-related industries, business services, electronics, entertainment and tourism, all of which have offset the recession-related losses which were heaviest in aerospace and defense-related industries, finance and insurance. Residential housing construction, with new permits for under 100,000 annual new units issued in 1994 and 1995, is weaker than in previous recoveries, but has been growing slowly since 1993.

  The recession seriously affected State tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. The State also faced a structural imbalance in its budget, with the largest programs supported by the General Fund--education, health, welfare and corrections--growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State experienced recurring budget deficits in the late 1980's and early 1990's. The State Controller reports that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92; revenues and expenditures were equal in 1992-93; and the State had an operating surplus of $1.1 billion in 1993-94. However, at June 30, 1994, according to the Department of Finance, the State's Special Fund for Economic Uncertainties still had an accumulated deficit, on a budget basis, of approximately $1.5 billion.

  As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. Between spring 1992 and summer 1994, the State depended upon external borrowing, including borrowings extending into the subsequent fiscal year, to meet its cash needs, including repayment of maturing notes and warrants. The State did not have to resort to such cross-year borrowing during the 1995-96 fiscal year.

  The State of California entered the 1995-96 budget negotiations with the smallest nominal "budget gap" to be closed in many years, with strengthening revenues and reduced caseload growth based on an improving economy. Nonetheless, serious policy differences between the Governor and the legislature prevented timely enactment of the budget.

  The 1995-96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. The Budget Act projected General Fund revenues and transfers of $44.1 billion, a 3.5 percent increase over 1994-95. Also included in this figure was the projected receipt of $494 million from the federal government to reimburse the State's cost of incarceration and health care costs of illegal immigrants above commitments already made by the federal government. Expenditures were budgeted at $43.4 billion, a four percent increase over 1994-95. The Budget Act further projected Special Fund revenues of $12.7 billion and appropriated Special Fund expenditures of $13.0 billion.

  A revision report released by the Department of Finance on May 21, 1966 (the "May Revision"), updated the projections for the 1995-96 fiscal year, so that revenues and transfers were estimated to be $46.1 billion, some $2 billion over the original fiscal year estimate, which was attributed to the strong economic recovery. Expenditures also increased, to an estimated $45.4 billion, as a result of the requirement to expend revenues for schools under Proposition 98, and, among other things, failure of the federal government to enact welfare reform and to budget new aid for illegal immigrant costs, both of which had been counted on to allow reductions in State costs. The Special Fund for Economic Uncertainties was projected to have a small negative balance of about $70 million at June 30, 1996, all but eliminating the accumulated budget deficit from the early 1990's.

  The 1996-97 Budget Act was signed by the Governor on July 15, 1996, along with various implementing bills. The Governor vetoed about $82 million of appropriations (both General Fund and Special Fund). With signing of the Budget Act, the State will implement its regular cash flow borrowing program with the issuance of $3.0 billion of revenue anticipation notes to mature on or before June 30, 1997. The Budget Act appropriates a modest budget reserve in the Special Fund for Economic Uncertainties of $305 million as of June 30, 1997. The Department of Finance projects that, on June 30, 1997, the State's available internal borrowable (cash) resources will be $2.9 billion, after payment of all obligations due by that date, so that no cross-fiscal year borrowing will be needed.

  The legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased in over three years), but did approve a 5% cut in bank and corporation taxes, to be effective for income years starting in January 1, 1997. As a result, revenues for the fiscal year will be an estimated $550 million higher than projected in the May Revision, and are estimated to total $47.643 billion, a 3.3% increase over the final estimated 1995-96 revenues. Special Fund revenues are estimated to be $13.3 billion. The Budget Act contains General Fund appropriations totaling $47.251 billion, a 4.0% increase over the final estimated 1995-96 expenditures. Special Fund expenditures are budgeted at $12.6 billion.

  On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Funds") filed for protection under Chapter
9 of the federal Bankruptcy Code, after reports that the Funds had suffered significant market losses in their investments, causing liquidity crisis for the Funds and the County. More than 200 other public entities, most of which, but not all, are located in the County, were also depositors in the Funds. Orange County has reported the Funds' loss at about $1.69 billion, or about
23 percent of their initial deposits of approximately $7.5 billion. Many of thee entities which deposited moneys in the Funds, including the County, faced interim and/or extended cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The County has embarked on a fiscal recovery plan based on sharp reductions in services and personnel, and rescheduling of outstanding short term debt using certain new revenues transferred to the County from other local governments pursuant to special legislation enacted in October, 1995. The State has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities.

  The State is a party to numerous legal proceedings, many of which normally recur in governmental operations. In addition, the State is involved in certain other legal proceedings which, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources.

  Among the more significant lawsuits pending against the State are the following: (i) lawsuits involving the exclusion of small business stock gains from taxation, one of which was decided against the State, resulting in an $80 million loss to the State; (ii) cases challenging the amendment of statutes prescribing specific percentages of tobacco tax revenues to be placed in accounts to be used for health education and research programs as well as the appropriation of approximately $63 million in tobacco tax funds to medical treatment programs pursuant to legislation enacted in July 1995;
(iii) a lawsuit seeking reimbursement for alleged state-mandated costs involving an estimated potential liability to the State of over $1 billion;
(iv) lawsuits related to contamination at the Stringfellow toxic waste site;
(v) an action involving damages caused by the Yuba River flood of February 1986 with potential liability to 3,000 plaintiffs, ranging from $800 million to $1.5 billion; (vi) a claim that payment of wages in registered warrants violated the Fair Labor Standards Act, which involves maximum damages of approximately $500 million; (vii) lawsuits challenging the transfer of monies from Special Fund accounts within the State Treasury to the State's General Fund pursuant to the Budget Acts of 1991, 1992, 1993 and 1994; (viii) cases challenging budget appropriations mandated by the 1994 and 1995 Budget Acts regarding the transfer of funds from the State Highway Account to the General Fund; (ix) a lawsuit involving the reduction of the State's Aid to Families with Dependent Children ("AFDC") payments in 1992, 1993, and 1994; (x) a lawsuit involving the 1994-95 Budget Act's 2.3% reduction in AFDC payments;
(xi) a lawsuit challenging the purposes of appropriations of funds from the Cigarette and Tobacco Products Surtax Fund in the budgets for fiscal years 1989-90 through 1994-95; (xii) a lawsuit challenging the constitutionality of legislation that deferred payment of the State's employer contribution to the Public Employees' Retirement System beginning in fiscal year 1992-93; and
(xiii) a lawsuit involving potential damages of approximately $350 million, in which prison inmate plaintiffs claim they are entitled to minimum wages while working for the Prison Industry Authority.

  In December 1991, S&P downgraded its rating of the State's general obligation bonds to "AA" from "AAA". As the State's economy worsened and its budget deficit swelled, rating agency officials closely monitored the State's budget progress. In February 1992, Moody's downgraded its rating of the State's general obligation bonds to "Aa1" from "Aaa". In April 1992, S&P placed the State's general obligation bonds on its CreditWatch, indicating the possibility of further downgrades should the State's budget and recessionary problems persist. In July 1992, Moody's and S&P downgraded their ratings of the State's general obligation bonds to "Aa" from "Aa1", and to "A+" from "AA", respectively. On July 15, 1994, Moody's and S&P further downgraded their ratings of the State's general obligation bonds from "Aa" to "A1" and "A+" to "A", respectively. On July 30, 1996, S&P upgraded its rating of the State's general obligation bonds to "A+" from "A", citing the State's improving economy. There can be no assurance that such ratings will continue for any given period of time or that they will not in the future be further revised or withdrawn.

Puerto Rico

  Since 1983, Puerto Rico has experienced a wide ranging economic expansion with growth in almost every sector of its economy and record levels of employment. Although the increase in real gross product slowed to 0.9% in fiscal 1991, and 0.8% in fiscal 1992, reflecting the effects of the recession in the U.S. economy, the growth pattern continued in fiscal 1994 and 1995 with real gross product increases of 2.5% and 3.4%, respectively. While trends in the Puerto Rican economy normally follow those in the United States, Puerto Rico did not experience a recession during fiscal 1991 as the United States did, primarily because its manufacturing base is comprised of certain industries less prone to business cycle fluctuations. Other factors contributing to Puerto Rico's decade-long expansion include Commonwealth-sponsored economic development programs, the relatively stable prices of oil imports, the continued growth in the U.S. economy, declines in the exchange value of the U.S. dollar and the relatively low cost of borrowing during the period. These factors will continue to affect Puerto Rico's economic growth rate in fiscal 1996 and beyond. As of November 1995, Puerto Rico's unemployment rate was 13.4% (seasonally adjusted).

  Puerto Rico has a diversified economy with the manufacturing and services sectors comprising the principal sectors. Manufacturing is the largest sector in terms of gross domestic product. In fiscal 1995, manufacturing generated $17.7 billion (or 41.8%) of gross domestic product. In the last two decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. This gradual shift in emphasis is best exemplified by the heavy investment in the pharmaceutical, scientific instruments, computer, microprocessor, medical product and electrical product industries over the last decade.

  One of the factors assisting the development of the manufacturing sector was the tax incentives offered by the federal and Commonwealth governments, most notably Section 936 of the U.S. Internal Revenue Code, under which certain qualifying U.S. corporations were entitled to U.S. corporate income tax credits. On August 20, 1996, President Clinton signed into law a bill that will phase out Section 936 tax credits over a nine year period, ending
January 1, 2006. The effect on Puerto Rico's economy of the phased elimination of Section 936 tax credits will not be certain for a number of years. The impact on future investment and employment is more uncertain.

  Over the past decade, Puerto Rico has experienced significant growth in the services sector in terms of both income and employment. The services sector accounted for $15.9 billion (or 37.5%) of Puerto Rico's gross domestic product in fiscal 1995. The services sector, particularly wholesale and retail trade and finance, insurance and real estate, has experienced significant growth partly in response to the expansion of the manufacturing sector. Growth in construction and tourism also contributed to increased economic activity in fiscal 1995.

  The Constitution of Puerto Rico provides a limitation on the amount of general obligation debt that can be issued. The Commonwealth's policy has been and continues to be to maintain the level of such debt within a prudent range below the constitutional limitation. Historically, the Commonwealth has maintained a fiscal policy which provides for a prudent relationship between the growth of public sector debt and the growth of the economic base required to service that debt. The Commonwealth also has sought opportunities to realize debt service savings by refunding outstanding debt with obligations bearing lower interest rates. In certain years, this policy has had the effect of causing the rate of growth of public sector debt to be higher than the ratio of growth of gross domestic product. Over the fiscal years 1991 to 1995, public sector debt increased 24.7% while gross product rose 24.4%. Short-term debt outstanding relative to total debt was 7.5% as of November 30, 1995.

Futures and Options

  Positions in futures contracts and related options may be closed out on an exchange if the exchange provides a secondary market for such contracts or options. The Fund will enter into a futures or futures related option position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its positions effectively.

  There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund's turnover rate.

  The successful use of futures contracts and related options depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for the period may be less than if it had not engaged in the hedging transaction.

  Utilization of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities or currencies which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities or currency. It is possible that, where the Fund has sold futures contracts to hedge against decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

  The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities or currencies rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, because, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the underlying securities market, increased participation by speculators in the futures market could cause temporary price distortions. Because of the possibility of price distortions in the futures market and of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

  Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss (i.e., the loss of the premium paid) while the purchase or sale of the futures contract would not have resulted in loss, such as when there is no movement in the price of the underlying securities.

                           INVESTMENT RESTRICTIONS

Fundamental Policies

  The Fund has adopted the following investment restrictions which, in addition to the investment objective set forth under Investment Objective and Policies, are fundamental policies which cannot be changed with out the consent of the holders of a majority of the shares of the Fund. A majority of the shares as used in this Statement means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.


  The Fund may not:

  (1) issue senior securities, as such term is defined in the Investment Company Act of 1940, as amended, except as otherwise permitted under these fundamental investment restrictions;

  (2) make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions; provided, however, the deposit or payment of an initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin;

  (3) borrow money in excess of 5% of the value of its total assets, or pledge its assets to an extent greater than 5% of the value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure or for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call options or in connection with the purchase or sale of financial futures contracts and related options shall not be deemed to be a pledge or other encumbrance;

  (4) engage in the business of underwriting the securities of others except in connection with the purchase of securities for its portfolio of municipal bonds;

  (5) concentrate its investments in the securities of issuers all of which conduct their principal business activities in the same industry provided that this restriction shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

  (6) make any investment in real estate, real estate mortgage loans and/or commodities, except that the Fund may (a) purchase or sell readily marketable securities which are secured by interests in real estate, or issued by companies which deal in real estate including real estate investment and mortgage investment trusts, and (b) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Fund's futures and related options positions and the premiums paid for related options do not exceed 5% of the value of the Fund's total assets; and

  (7) make loans, except that the Fund may (a) invest up to 15% of its total assets in repurchase agreements of a type regarded as "liquid" which are fully collateralized as to principal and interest and which are entered into only with commercial banks, brokers and dealers considered by the Fund to be creditworthy and (b) loan its portfolio securities in amounts up to one-third of the value of its total assets.

  If a percentage restriction on investment or utilization of assets as set forth is adhered to at the time an investment is made, a later change in the percentage resulting from a change in the values or costs of the Fund's assets will not be considered a violation of the restriction.



                           PERFORMANCE INFORMATION

  The Fund may, from time to time, include its total return in advertisements or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as yield of a class and as total return of a class.

  Standardized quotations of average annual total return for Class A or Class B Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A or Class B Shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula:
P(1+T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions are on Class A and Class B Shares reinvested when paid.

  The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Stock Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer's Price Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Municipal Bond Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

  Advertisements, sales literature and other communications may contain information about the Fund and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's bond return future to well-known indices of market performance, including, but not limited to: the S&P 500 Index, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, Lehman Brothers Municipal Bond Index, CS First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.


  For the 1, 5 and 10 year periods ended April 30, 1996, the average annual total return of the Class A Shares was 1.84%, 5.75% and 6.81%, respectively. For the one year period ended April 30, 1996, and since inception (July 26, 1994) for Class B Shares, the average annual total return was 1.10% and 3.66% respectively. Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

  The Fund may also compute aggregate total return for specified periods based on a hypothetical Class A or Class B account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Shares's maximum sales charge of 4.75% and assumes reinvestment of all income dividends and capital gain distributions during the period. Based on the foregoing, the Class A share's aggregate total return quotation for the period commencing
May 17, 1983 and ending April 30, 1996 was 179.33%.

  The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for both classes of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

  The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Fund. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in its opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund will be asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

  The Adviser believes that the Fund benefits with a securities industry comprised of many and diverse firms and that the long-term interests of shareholders of the Fund are best served by its brokerage policies which will include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders will be given are the Adviser's appraisal of the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitude toward and interest in mutual funds in general, including those managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Fund. Over-the-counter purchases and sales are transacted directly with principal market makers except in those circumstances where, in the opinion of the Adviser, better prices and execution are available elsewhere. In the over-the-counter market, securities are usually traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually contains a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter's concession or discount.

  In general terms, the nature of research services provided by brokers encompasses statistical and background information, forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers will be considered by the Adviser in the allocation of brokerage business, but there is no formula by which such business is allocated. The Adviser will do so in accordance with its judgment of the best interest of the Fund and its shareholders.


  The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is consistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Directors will annually review these procedures or as frequently as shall appear appropriate.



                           SERVICES OF THE ADVISER

  The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Fund (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; legal and auditing services; regulatory filing fees and expenses of printing the Fund's registration statements (but the Underwriter purchases such copies of the Fund's prospectuses and reports and communications to shareholders as it may require for sales purposes; association membership dues; brokerage fees; and taxes.

  For services provided and the expenses assumed pursuant to the Management Agreement, the Fund will pay to the Adviser as compensation a monthly fee at the annual rate of 0.45% of the Fund's average daily net assets up to $1 billion, 0.40% of the Fund's average daily net assets from $1 to $2 billion, and 0.35% of the Fund's average daily net assets in excess of $2 billion. The Adviser's fee will be accrued daily against the value of the Fund's net assets and will be payable monthly by the Fund. Total management fees for the fiscal years ended April 30, 1994, 1995 and 1996 amounted to $643,338, $549,917, and $542,769, respectively. For the fiscal years ended April 30, 1994, 1995 and 1996, the Adviser received a fee at an annual rate of 0.45%, 0.45%, and 0.45%, respectively, of the Fund's average daily net assets.

  The Adviser is an indirect wholly owned subsidiary of Phoenix Duff & Phelps Corporation. Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") is a mutual insurance company engaged in the insurance and investment business. Phoenix Home Life manages combined assets of approximately 13 billion through advisory accounts and mutual funds. The Adviser serves as investment adviser to other registered investment companies. For the purposes hereof, the Fund, as well as such other investment companies with Phoenix Home Life family of funds shall hereinafter be referred to collectively as the "Phoenix Funds." The Adviser presently has $1.7 billion in managed assets. The Adviser has acted as investment adviser for over sixty-years.

  The current Management Agreement was approved by the Board of Directors on April 16, 1993 and by the shareholders of the Fund on May 7, 1993. The Management Agreement became effective on May 14, 1993, and will continue in effect until May 14, 1997. After that date, the Management Agreement will continue in effect from year to year if specifically approved annually by a majority of the Directors who are not interested persons of the parties thereto, as defined in the 1940 Act, and by either (a) the Board of Directors or (b) the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Agreement may be terminated without penalty at any time by the Directors or by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser upon 60 days' written notice and will automatically terminate in the event of its "assignment" as defined in Section 2(a)(4) of the 1940 Act.


                               NET ASSET VALUE

  The net asset value per share of the Fund is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of the Fund's foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

  A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Directors or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for the Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of the Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Directors or their delegates. If at any time the Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Directors although the actual calculations may be made by persons acting pursuant to the direction of the Directors.



                              HOW TO BUY SHARES


  Shares may be purchased from investment dealers having sales agreements with the Distributor at the public offering price (the net asset value next computed following receipt by State Street Bank and Trust Company of a purchase application in proper form, plus the applicable sales charge.) The minimum initial purchase is $500 ($25 if using the bank draft investing program designated "Investo-Matic") and the minimum subsequent investment is $25. In the case of employee payroll deductions plans, organized group plans and other benefit programs or arrangements offered by certain dealers, the minimum initial investment may be fixed from time to time at such lesser amounts as the adviser in its sole discretion may determine, and may in certain cases be waived from time to time by the Adviser, in its sole discretion. See the Fund's current Prospectus.



                             EXCHANGE PRIVILEGES

  Subject to limitations, shareholders may exchange Class A or Class B shares held in book-entry form for shares of the same class of other Phoenix Funds, provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchange Shares; (4) the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (5) if a shareholder has elected not to utilize the Telephone Exchange Privilege (see below), a properly executed exchange request must be received by Equity Planning.

  Subject to the above requirements for an exchange, a shareholder or his/her registered representative may, by telephone or written notice, elect to have Class A or Class B shares of the Fund exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel the privilege ("Systematic Exchange").

  Shareholders who maintain an account balance in the Fund of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), may direct that shares of the Fund be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. If the shareholders is participating in the Self Security program offered by Phoenix Home Life, it is not necessary to maintain the above account balances in order to use the Systematic Exchange Privilege.

  Such exchanges will be executed upon the close of business on the 10th of a month and if the 10th falls on a holiday or weekend, then at the close of business on the next succeeding business day. The minimum initial and subsequent amount that may be exchanged under the Systematic Exchange is $25. Systematic Exchange forms are available from Equity Planning.

  Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request, without sales charge. On Class B share exchanges, the contingent deferred sales charge schedule of the original shares purchased continues to apply.

  The exchange of shares from one fund to another is treated as sale of the Exchanged Shares and a purchase of the Acquired Shares for Federal income tax purposes. The shareholder may, therefore, realize a taxable gain or loss. See "Dividends, Distributions and Taxes" of the Prospectus for information concerning the Federal income tax treatment of a disposition of shares. It is the policy of the Adviser to discourage and prevent frequent trading by shareholders among the Fund and other Phoenix Funds in response to market fluctuations. The Fund reserves the right to terminate or modify its exchange privileges at any time upon giving prominent notice to shareholders at least 60 days in advance.

  Each Phoenix Fund has different investment objectives and policies. Shareholders should, therefore, obtain and review the prospectus of the fund into which the exchange is to be made before any exchange requests are made.

                              REDEMPTION OF SHARES

  Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days, but payment will be forwarded immediately upon demand. See the Fund's current Prospectus for further information.

  Redemptions by Class B shareholders will be subject to the applicable deferred sales charge, if any.

  Each shareholder account in the Fund which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 60 days' written notice to the shareholder mailed to the address of record. During the 60 day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Fund's current Prospectus for more information.

Telephone Redemption


  Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Fund's current Prospectus for additional information.


Reinvestment Privilege

  Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinstatement of their investment at net asset value. See the Fund's current Prospectus for more information and conditions attached to the privilege.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  The Fund intends to remain qualified as a regulated investment company under certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Under such provisions, the Fund will not be subject to Federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and (b) derive less than 30% of its gross income each taxable year as gains (without deduction for losses) from the sale or other disposition of securities held for less than three months; (c) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets are represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of any one issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), If, in any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at corporate rates and the Fund would not be eligible to pay exempt interest dividends.

  Interest on certain "private activity bonds" issued after August 7, 1986, although otherwise tax-exempt, is treated as a tax preference item for alternative minimum tax purposes. Under regulations to be promulgated, the Fund's exempt interest dividends will be treated as a tax preference item for purposes of computing the alternative minimum tax liability of shareholders to the extent attributable to interest paid on "private activity" bonds. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Code Section 56(f) (relating generally to book income or adjusted current earnings in excess of taxable income).

  The Fund declares a daily dividend, which is accrued and is paid monthly. Income dividends and capital gains are reinvested automatically in additional shares at net asset value unless the shareholder elects to receive distributions in cash. If a shareholder withdraws the entire amount in the account at any time during the month, all dividends accrued to the date of liquidation will be paid to the shareholder along with the proceeds from the redemption of shares.

  Distribution by the Fund of interest income from tax exempt bonds will not be taxable to shareholders and will not be included in their respective gross incomes for Federal income tax purposes provided that certain conditions are met. Distributions or parts thereof derived from interest received on California state and local issues and U.S. Government Obligations held in the portfolio will be exempt from California personal income taxes in ratable proportion of the California investments and U.S. Government Obligations of the Fund, provided that the Fund has complied with the requirement that at least 50% of its assets be invested in California state and local issues and U.S. Government issues at the end of each fiscal quarter. The Fund intends to comply with this standard since at least 80% of the assets of the Fund will normally be invested in California municipal securities. Distributions derived from other earnings will be subject to California personal income tax for California residents and other persons subject to California income tax. Distributions, if any, of the excess of net long-term capital gain over net short-term capital loss will be made at least annually and will be taxable to shareholders (and not the Fund) as long-term capital gain. The Fund has no plans to make a distribution of capital gains realized during any year in which there is a tax loss carry forward available to offset such gains; however, this is subject to review in the future. All net realized long- or short-term capital gains, if any, are declared and distributed to the Fund's shareholders annually after the close of the Fund's fiscal year. Distributions of net income from certain temporary investments (such as net interest income from taxable commercial paper) and short-term capital gains, if any, will be taxable as ordinary income whether received in cash or in shares. Any gain or loss realized by a shareholder on the sale or redemption of shares will be long- or short-term capital gain or loss, depending upon the length of the shareholder's holding period. However, any loss realized on the sale of shares held for six months or less will be long-term loss to the extent of the long term loss to the extent of long term capital gains received by the shareholder. A shareholder will not be permitted to deduct for Federal income tax purposes interest on indebtedness incurred to purchase or carry shares.

  The Code imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net ordinary income, with certain adjustments, for such calendar year, plus 98% of the Fund's capital gain net income for the one-year period ending on April 30 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous reporting year must also be distributed to avoid the excise tax. The excise tax will not, however, generally apply to the tax-exempt income of a regulated investment company such as the Fund that pays exempt-interest dividends. In addition, if the Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax.

  Under another provision of the Code, any dividend declared by a fund to shareholders of record in October, November and December of any year will be deemed to have been received by, and will be taxable to, shareholders as of December 31 of such year, provided that the dividend is actually paid by the Fund in January of the following year.

  Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.


  Some shareholders may be subject to withholding of Federal income tax on dividends and redemption payments from the Fund ("backup withholding") at the rate of 31%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the Internal Revenue Service that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

  The Fund furnishes all shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing Federal income tax returns with the final dividend confirmation statement or dividend check of the calendar year (the percentage of all income distributions made during a fiscal year designated as tax exempt will be uniform).

  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal bonds and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of tax exempt bonds for investment by the Fund and the value of the Fund's portfolio would be affected. The Directors would then re-evaluate the Fund's investment objective and policies.

                        Tax Sheltered Retirement Plans

  Shares of the Fund and other Phoenix Funds may be offered in connection with employer-sponsored 401(k) plans. National and its affiliates may, directly or through third parties, provide administrative services to these plans and to their participants, in addition to the services that National and its affiliates provide to the Phoenix Funds and receive compensation therefor.
For information on the terms and conditions applicable to employee participation in such plans, including information on applicable plan administrative charges and expenses, prospective investors should consult the plan documentation and employee enrollment information which is available from participating employers.

                               THE DISTRIBUTOR

  Phoenix Equity Planning Corporation ("Equity Planning") acts as the Underwriter for the Fund and as such will conduct a continuous offering pursuant to a "best efforts" arrangement requiring the Underwriter to take and pay for only such securities as may be sold to the public. Equity Planning is an indirect less than wholly owned subsidiary of Phoenix Home Life Mutual Insurance Company and an affiliate of National. Shares of the Fund may be purchased through investment dealers who have sales agreements with the Underwriter. The Underwriter purchases such number of copies of the Fund's Prospectus, Statement of Additional Information and reports to shareholders as it may require for sales purposes at printers over-run cost. During the fiscal years ended April 30, 1994, 1995, and 1996, purchasers of Fund shares paid aggregate sales charges of $246,087, $124,446, and $156,046, respectively, of which the principal underwriter received net commissions of $35,802, $14,922, and $18,687, respectively, for its services, the balance being paid to dealers.

  The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Underwriter, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Fund's Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

  Dealers with whom the Underwriter has entered into sales agreements receive sales charges in accordance with the commission table set forth in the Prospectus. The Underwriter may from time to time pay, from its own resources or pursuant to the Plan of Distribution described below, a bonus or other incentive to dealers (other than the Underwriter) which employ a registered representative who sells a minimum dollar amount of the shares of the Fund during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States or other bonuses such as gift certificates or the cash equivalent of such bonuses. The Underwriter may, from time to time, reallow the entire portion of the sales charge which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


  Equity Planning also acts as financial agent of the Fund and as such performs administrative, bookkeeping and pricing functions for the Fund. As compensation for such services, effective as of January 1, 1997, Equity Planning is entitled to a fee, payable monthly and based upon the average of the aggregate daily net asset values of the Fund, at the following incremental annual rates:

   First $100 million                                .05% plus a minimum fee
   $100 million to $300 million                      .04%
   $300 million to $500 million                      .03%
   Greater than $500 million                         .015%

  A minimum fee of $70,000 also applies. In addition, Equity Planning is paid $12,000 for each class of shares of the Fund beyond one.

                            PLANS OF DISTRIBUTION

  The Fund has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (the "Class A Plan", the Class B Plan and collectively the Plans). The Plans permit the Fund to reimburse the Underwriter for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Fund. Pursuant to the Class A Plan, the Fund may reimburse the Underwriter for actual expenses of the Underwriter related to that class up to 0.25% annually of the average daily net assets of the Fund. Under the Class B Plan, the Fund may reimburse the Underwriter for actual expenses of the Underwriter related to that class up to 1.00% annually of the average daily net assets of the Fund. Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Fund including Underwriting fees and related financing expenses for sales of shares; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Underwriter in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Directors of the Fund determine are reasonably calculated to result in the sale of shares of the Fund, provided, however, that a portion of such amount equal to or less than 0.25% annually of the average daily net assets of Fund shares may be paid for reimbursing the costs of providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee").

  In addition to the amount paid to dealers pursuant to the sales charge table in the Prospectus, the Underwriter may from time to time pay, from its own resources or pursuant to either Plan, a bonus or other incentive to dealers (other than the Underwriter) which employ a registered representative who sells a minimum dollar amount of the shares of the Fund during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States or other bonuses such as gift certificates or the cash equivalent of such bonuses. The Underwriter may, from time to time, re-allow the entire portion of the sales charge which it normally retains to individual selling dealers. However, such additional re-allowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

  The Directors have concluded that there is a reasonable likelihood that each Plan will benefit the Fund and each affected class of shareholders. The Distribution Plan for Class A Shares was approved by Class A shareholders of the Fund at a special meeting of shareholders held on May 7, 1993. The Distribution Plan for Class B Shares was approved by the Directors on May 25, 1994. For the fiscal year ended April 30, 1996, the Fund paid Rule 12b-1 fees in the amount of $307,919 of which the principal underwriter of the Fund received $26,087 and unaffiliated broker-dealers received $281,832. The Rule 12b-1 payments were used for compensating dealers ($296,125) compensation to sales and shareholder serviced personnel ($8,494), marketing materials ($1,573) and promotion expenses ($1,727).

  On a quarterly basis, the Fund's Directors review a report on expenditures under each Plan and the purposes for which expenditures were made. The Directors conduct an additional, more extensive review annually in determining whether each Plan will be continued. By its terms, continuation of each Plan from year to year is contingent on annual approval by a majority of the Fund's Directors and by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of either Plan or any related agreements (the "Plan Directors"). Each Plan provides that it may not be amended to increase materially the costs which the Fund may bear without approval of the applicable class of shareholders of the Fund and that other material amendments to such Plan must be approved by a majority of the Plan Directors by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan further provides that while it is in effect, the selection and nomination of Directors who are not "interested persons" shall be committed to the discretion of the Directors who are not "interested persons". Each Plan may be terminated at any time by vote of a majority of the Plan Directors or a majority of the outstanding shares of the applicable class of the Fund.

  The Underwriting Agreement may be terminated at any time on not more than 60 days' written notice, without payment of a penalty, by the Underwriter, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Fund's Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.


  The National Association of Securities Dealers, Inc. ("NASD"), recently approved certain amendments to the NASD's mutual fund maximum sales charge rule. The amendments would, under certain circumstances, regard distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Directors to suspend distribution fees or amend the Plan.

                            DIRECTORS AND OFFICERS

  The Directors and Officers of the Fund and their business affiliations for the past five years are set forth below and, unless otherwise noted, the address of each executive officer and Director is One American Row, Hartford, Connecticut, 06115. On November 15, 1996, the Directors voted to increase the number of Directors to fourteen and to appoint Francis E. Jeffries, Everett
L. Morris and Calvin J. Pedersen to fill the vacancies caused by the increase. The elected and appointed Directors and executive officers are listed below:


                                    Positions Held                    Principal Occupations
Name, Address and Age               With the Fund                    During the Past 5 Years
 --------------------------------  -------------------------------------------------------------------------
C. Duane Blinn (69)               Director           Partner in the law firm of Day, Berry & Howard.
Day, Berry & Howard                                  Director/ Trustee, Phoenix Funds (1980-present).
CityPlace                                            Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff
Hartford, CT 06103                                   & Phelps Institutional Mutual Funds (1996-present).
                                                     Director/Trustee, the National Affiliated Investment
                                                     Companies (until 1993).

Robert Chesek (62)                Director           Trustee/Director, Phoenix Funds (1981-present) and
49 Old Post Road                                     Chairman (1989-1994). Trustee, Phoenix-Aberdeen Series
Wethersfield, CT 06109                               Fund and Phoenix Duff & Phelps Institutional Mutual
                                                     Funds (1996-present). Director/Trustee, the National
                                                     Affiliated Investment Companies (until 1993). Vice
                                                     President, Common Stock, Phoenix Home Life Mutual
                                                     Insurance Company (1980-1994).

E. Virgil Conway (67)             Director           Chairman (1992-present), Metropolitan Transportation
9 Rittenhouse Road                                   Authority. Trustee/Director, Consolidated Edison
Bronxville, NY 10708                                 Company of New York, Inc. (1970-present), Pace
                                                     University (1978-present), Atlantic Mutual Insurance
                                                     Company (1974-present), HRE Properties (1989-present),
                                                     Greater New York Councils, Boy Scouts of America
                                                     (1985-present), Union Pacific Corp. (1978-present),
                                                     Blackrock Fund for Freddie Mac Mortgage Securities
                                                     (Advisory Director) (1990-present), Centennial
                                                     Insurance Company (1974-present), Josiah Macy, Jr.,
                                                     Foundation (1975-present) and The Harlem Youth
                                                     Development Foundation (1987-present). Chairman, Audit
                                                     Committee of the City of New York (1981-1996).
                                                     Director/Trustee, the National Affiliated Investment
                                                     Companies (until 1993). Director/Trustee, Phoenix Funds
                                                     (1993-present). Trustee, Phoenix-Aberdeen Series Fund
                                                     and Phoenix Duff & Phelps Institutional Mutual Funds
                                                     (1996-present). Director, Duff & Phelps Utilities
                                                     Tax-Free Income Inc. and Duff & Phelps Utility and
                                                     Corporate Bond Trust Inc. (1995-present). Director,
                                                     Accuhealth (1994-present), Trism, Inc. (1994-present),
                                                     Realty Foundation of New York (1972-present), Chairman,
                                                     New York Housing Partnership Development Corp.
                                                     (1981-present), and Blackrock Fannie Mae Mortgage
                                                     Securities Fund (Advisory Director) (1989-1996) and
                                                     Advisory Director, Fund Directions (1993-present).
                                                     Chairman, Financial Accounting Standards Advisory
                                                     Council (1992-1995).

Harry Dalzell-Payne (67)          Director           Director/Trustee, Phoenix Funds (1983-present).
330 East 39th Street                                 Director, Duff & Phelps Utilities Tax-Free Income Inc.
Apartment 29G                                        (1995-present), Duff & Phelps Utility and Corporate
New York, NY 10016                                   Bond Trust Inc. (1995-present). Trustee,
                                                     Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                     Institutional Mutual Funds (1996-present). Director,
                                                     Farragut Mortgage Co., Inc. (1991-1994). Director/
                                                     Trustee, the National Affiliated Investment Companies
                                                     (1983-1993). Formerly a Major General of the British
                                                     Army.

                                      18

*Francis E. Jeffries (66)         Director           Director and Chairman of the Board, Phoenix Duff &
6585 Nicholas Blvd.                                  Phelps Corporation (1995-present). Director/Trustee,
Apt. 1601                                            Phoenix Funds (1995-present). Trustee, Phoenix-Aberdeen
Naples, FL 33963                                     Series Fund and Phoenix Duff & Phelps Institutional
                                                     Mutual Funds (1996-present). Director, Duff & Phelps
                                                     Utilities Income Fund (1987-present), Duff & Phelps
                                                     Utilities Tax-Free Income Inc. (1991-present), Duff &
                                                     Phelps Utility and Corporate Bond Trust Inc.
                                                     (1993-present) and The Empire District Electric Company
                                                     (1984-present). Director (1989-1995), Chairman of the
                                                     Board (1993-1995), President (1989-1993), and Chief
                                                     Executive Officer (1989-1995), Duff & Phelps
                                                     Corporation.

Leroy Keith, Jr. (58)             Director           Chairman and Chief Executive Officer, Carson Products
Chairman and Chief                                   Company (1995-present). Director/Trustee, Phoenix Funds
Executive Officer                                    (1980-present). Trustee, Phoenix-Aberdeen Series Fund
Carson Products Company                              and Phoenix Duff & Phelps Institutional Mutual Funds
64 Ross Road                                         (1996-present). Director, Equifax Corp. (1991-present),
Savannah, GA 30750                                   and Keystone International Fund, Inc. (1989-present).
                                                     Trustee, Keystone Liquid Trust, Keystone Tax Exempt
                                                     Trust, Keystone Tax Free Fund, Master Reserves Tax Free
                                                     Trust, and Master Reserves Trust. Director/Trustee, the
                                                     National Affiliated Investment Companies (until 1993).
                                                     Director, Blue Cross/Blue Shield (1989-1993) and First
                                                     Union Bank of Georgia (1989-1993). President, Morehouse
                                                     College (1987-1994). Chairman and Chief Executive
                                                     Officer, Keith Ventures (1992-1994).

*Philip R. McLoughlin (50)        Director and       Director, Vice Chairman and Chief Executive Officer,
One American Row                  President          Phoenix Duff & Phelps Corporation (1995-present).
Hartford, CT 06102                                   Director (1994-present) and Executive Vice President,
                                                     Investments, (1988-present) Phoenix Home Life Mutual
                                                     Insurance Company. Director/Trustee and President,
                                                     Phoenix Funds (1989-present). Trustee, Phoenix-Aberdeen
                                                     Series Fund and Phoenix Duff & Phelps Institutional
                                                     Mutual Funds (1996-present), Duff & Phelps Utilities
                                                     Tax-Free Income Inc. (1995-present), and Duff & Phelps
                                                     Utility and Corporate Bond Trust Inc. (1995-present).
                                                     Director (1983-present) and Chairman (1995-present)
                                                     Phoenix Investment Counsel, Inc. Director
                                                     (1984-present) and President (1990-present), Phoenix
                                                     Equity Planning Corporation. Director, Phoenix Realty
                                                     Group, Inc. (1994-present), Phoenix Realty Advisors,
                                                     Inc. (1987-present), Phoenix Realty Investors, Inc.
                                                     (1994-present), Phoenix Realty Securities, Inc.
                                                     (1994-present), PXRE Corporation (Delaware)
                                                     (1985-present), and World Trust Fund (1991-present).
                                                     Director and Executive Vice President, Phoenix Life and
                                                     Annuity Company (1996-present), Director and Executive
                                                     Vice President, PHL Variable Insurance Company
                                                     (1995-present), and Director, Phoenix Charter Oak Trust
                                                     Company (1996-present). Director/Trustee, the National
                                                     Affiliated Investment Companies (until 1993). Director
                                                     (1994-present), Chairman (1996-present), and Chief
                                                     Executive Officer (1995-1996), National Securities &
                                                     Research Corporation and Director and President,
                                                     Phoenix Securities Group, Inc. (1993-1995). Director
                                                     (1992-present) and President (1992-1994), W.S. Griffith
                                                     & Co., Inc. and Director (1992-1995) and President
                                                     (1992-1994), Townsend Financial Advisers, Inc. Director
                                                     and Vice President, PM Holdings, Inc. (1985-present).

                                      19

Everett L. Morris (68)            Director           Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                       Director/Trustee, Phoenix Funds (1995-present).
Colts Neck, NJ 07722                                 Trustee, Duff & Phelps Mutual Funds (1994-present).
                                                     Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff
                                                     & Phelps Institutional Mutual Funds (1996-present).
                                                     Director, Duff & Phelps Utilities Tax-Free Income, Inc.
                                                     (1991-present), Duff & Phelps Utility and Corporate
                                                     Bond Trust, Inc. (1993-present) and Public Service
                                                     Enterprise Group, Incorporated (1986-1993). President
                                                     and Chief Operating Officer, Enterprise Diversified
                                                     Holdings, Incorporated (1989-1993). Senior Executive
                                                     Vice President and Chief Financial Officer, Public
                                                     Service Electric and Gas Company (1986-1992). Director,
                                                     First Fidelity Bank, N.A., N.J. (1984-1991).

*James M. Oates (50)              Director           Managing Director, Wydown Group (1994-present).
Managing Director                                    Chairman, IBEX Capital Markets LLC (1997-present).
The Wydown Group                                     Director, Phoenix Duff & Phelps Corporation
Chairman, IBEX                                       (1995-present). Director/Trustee, Phoenix Funds
Capital Markets LLC                                  (1987-present). Trustee, Phoenix-Aberdeen Series Fund
60 State Street                                      and Phoenix Duff & Phelps Institutional Mutual Funds
Suite 950                                            (1996-present). Director, Govett Worldwide Opportunity
Boston, MA 02109                                     Funds, Inc. (1991-present), Blue Cross and Blue Shield
                                                     of New Hampshire (1994-present), Investors Financial
                                                     Service Corporation (1995-present), Investors Bank &
                                                     Trust Corporation (1995-present) and Plymouth Rubber
                                                     Co. (1995-present). Director, Stifel Financial
                                                     (1996-present). Member, Chief Executives Organization
                                                     (1996-present). Director/Trustee, the National
                                                     Affiliated Investment Companies (until 1993). Director
                                                     and President (1984-1994) and Chief Executive Officer
                                                     (1986-1994), Neworld Bank.

*Calvin J. Pedersen (55)          Director           Director and President, Phoenix Duff & Phelps
Phoenix Duff & Phelps                                Corporation (1995-present). Director/Trustee, Phoenix
Corporation                                          Funds (1995-present). Trustee, Phoenix-Aberdeen Series
55 East Monroe Street                                Fund and Phoenix Duff & Phelps Institutional Mutual
Suite 3600                                           Funds (1996-present). President and Chief Executive
Chicago, IL 60603                                    Officer, Duff & Phelps Utilities Tax-Free Income Inc.
                                                     (1995-present), Duff & Phelps Utilities Income Fund
                                                     (since inception), and Duff & Phelps Utility and
                                                     Corporate Bond Trust Inc. (1995-present). Director
                                                     (1986-1995), President (1993-1995) and Executive Vice
                                                     President (1992-1993), Duff & Phelps Corporation.

Philip R. Reynolds (69)           Director           Director/Trustee, Phoenix Funds (1984-present).
43 Montclair Drive                                   Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff
West Hartford, CT 06107                              & Phelps Institutional Mutual Funds (1996-present).
                                                     Director, Vestaur Securities, Inc. (1972-present).
                                                     Trustee and Treasurer, J. Walton Bissell Foundation,
                                                     Inc. (1988-present). Director/Trustee, the National
                                                     Affiliated Investment Companies (until 1993).

                                      20

Herbert Roth, Jr. (68)            Director           Director/Trustee, Phoenix Funds (1980-present).
134 Lake Street                                      Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff
P.O. Box 909                                         & Phelps Institutional Mutual Funds (1996-present).
Sherborn, MA 01770                                   Director, Boston Edison Company (1978-present), Phoenix
                                                     Home Life Mutual Insurance Company (1972-present),
                                                     Landauer, Inc. (medical services) (1970-present), Tech
                                                     Ops./Sevcon, Inc. (electronic controllers)
                                                     (1987-present), Key Energy Group (oil rig service)
                                                     (1988-1994), and Mark IV Industries (diversified
                                                     manufacturer) (1985-present). Director/Trustee, the
                                                     National Affiliated Investment Companies (until 1993).

Richard E. Segerson (51)          Director           Director/Trustee, Phoenix Funds, (1993-present).
102 Valley Road                                      Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff
New Canaan, CT 06840                                 & Phelps Institutional Mutual Funds (1996-present).
                                                     Managing Director, Mullin Associates (1993-present).
                                                     Vice President and General Manager, Coats & Clark, Inc.
                                                     (previously Tootal American, Inc.) (1991-1993).
                                                     Director/Trustee, the National Affiliated Investment
                                                     Companies (1984-1993).

Lowell P. Weicker, Jr. (65)       Director           Visiting Professor, University of Virginia.
731 Lake Avenue                                      Trustee/Director, Phoenix Funds (1995-present).
Greenwich, CT 06830                                  Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff
                                                     & Phelps Institutional Mutual Funds (1996-present).
                                                     Chairman, Dresing, Lierman, Weicker (1995-1996).
                                                     Director, UST Inc. (1995-present), Compuware
                                                     (1996-present), HPSC Inc. (1995-present) and Duty Free
                                                     International (1997-present). Governor of the State of
                                                     Connecticut (1991-1995).

Michael E. Haylon (39)             Executive Vice      Director and Executive Vice President-Investments,
                                   President           Phoenix Duff & Phelps Corporation (1995-present).
                                                       Senior Vice President, Securities Investments,
                                                       Phoenix Home Life Mutual Insurance Company
                                                       (1993-1995). Director (1994-present), President
                                                       (1996-present), and Executive Vice President
                                                       (1994-1996), National Securities & Research
                                                       Corporation. Executive Vice President, Phoenix Funds
                                                       (1995-present) Phoenix-Aberdeen Series Fund
                                                       (1996-present) and Vice President, Phoenix Duff &
                                                       Phelps Institutional Mutual Funds (1996-present).
                                                       Director (1994-present) and President (1995-
                                                       present), Phoenix Investment Counsel, Inc. Director,
                                                       Phoenix Equity Planning Corporation (1995-present).
                                                       Various other positions with Phoenix Home Life Mutual
                                                       Insurance Company (1990-1993).

David R. Pepin (54)                Executive Vice      Executive Vice President, Phoenix Funds,
                                   President           Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
                                                       Institutional Mutual Funds (1996-present). Director,
                                                       Phoenix Investment Counsel, Inc., National Securities
                                                       & Research Corporation and Phoenix Equity Planning
                                                       Corporation (1996-present). Executive Vice President,
                                                       Mutual Fund Sales and Operations, Phoenix Equity
                                                       Planning Corporation (1996-present). Managing
                                                       Director, Phoenix-Aberdeen International Advisors,
                                                       LLC (1996-present). Executive Vice President
                                                       (1996-present) and Director (1997-present), Phoenix
                                                       Duff & Phelps Corporation. Vice President, Phoenix
                                                       Home Life Mutual Insurance Company (1994-1995). Vice
                                                       President and General Manager, Digital Equipment and
                                                       Corporation (1980-1994).

                                      21

Timothy M. Heaney (32)             Vice President      Director, Fixed Income Research (1996-present),
                                                       Investment Analyst (1995-1996), Phoenix Investment
                                                       Counsel, Inc. Director, Fixed Income Research
                                                       (1996-present), National Securities & Research
                                                       Corporation. Investment Analyst, Phoenix Home Life
                                                       Mutual Insurance Company (1992-1994). Vice President,
                                                       Phoenix California Tax Exempt Bonds, Inc.
                                                       (1996-present) and Phoenix Multi-Portfolio Fund
                                                       (1996-present).

William E. Keen, III (33)         Vice President     Assistant Vice President, Phoenix Equity Planning
100 Bright Meadow Blvd.                              Corporation (1996-present). Vice President, Phoenix
P.O. Box 2200                                        Funds, Phoenix-Aberdeen Series Fund, and Phoenix Duff &
Enfield, CT 06083-2200                               Phelps Institutional Mutual Funds (1996-present).
                                                     Assistant Vice President USAffinity Funds, USAffinity
                                                     Investments LP, (1994-1995). Manager, Fund
                                                     Administration, SEI Corporation (1991-1994).

William R. Moyer (52)             Vice President     Senior Vice President and Chief Financial Officer,
100 Bright Meadow Blvd.                              Phoenix Duff & Phelps Corporation (1995-present). Vice
P.O. Box 2200                                        President, Investment Products Finance, Phoenix Home
Enfield, CT 06083-2200                               Life Mutual Insurance Company (1990-1995). Senior Vice
                                                     President (1990-present), Chief Financial Officer
                                                     (1996-present), Finance (until 1990), and Treasurer
                                                     (1994-1996), Phoenix Equity Planning Corporation, and
                                                     Phoenix Investment Counsel, Inc. Vice President,
                                                     Phoenix Funds (1990-present), Phoenix-Aberdeen Series
                                                     Fund and Phoenix Duff & Phelps Institutional Mutual
                                                     Funds (1996-present). Vice President, the National
                                                     Affiliated Investment Companies (until 1993). Senior
                                                     Vice President, Finance, Phoenix Securities Group, Inc.
                                                     (1993-1995). Senior Vice President, Finance
                                                     (1993-present), and Treasurer (1994-present), National
                                                     Securities & Research Corporation. Senior Vice
                                                     President (1994-present), Chief Financial Officer
                                                     (1996-present) Finance (until 1996) and Treasurer
                                                     (1994-present), W.S. Griffith & Co., Inc. and Townsend
                                                     Financial Advisers. Senior Vice President and Chief
                                                     Financial Officer, Duff & Phelps Investment Management
                                                     Co. (1996-present).

Leonard J. Saltiel (43)            Vice President      Managing Director, Operations and Service Phoenix
                                                       Equity Planning Corporation (1996-present). Senior
                                                       Vice President, Phoenix Equity Planning Corporation
                                                       (1994-1996). Vice President, Phoenix Funds
                                                       (1994-present), Phoenix-Aberdeen Series Fund and
                                                       Phoenix Duff & Phelps Institutional Mutual Funds
                                                       (1996-present), and National Securities & Research
                                                       Corporation (1994-present). Vice President,
                                                       Investment Operations, Phoenix Home Life Mutual
                                                       Insurance Company (1994-1995). Various positions with
                                                       Home Life Insurance Company and Phoenix Home Life
                                                       Mutual Insurance Company (1987-1994).

James D. Wehr (39)                 Vice                Managing Director, Fixed Income, (1996-present), Vice
                                   President           President (1991-1996), Phoenix Investment Counsel,
                                                       Inc. Managing Director, Fixed Income, (1996-present),
                                                       Vice President (1993-1996), National Securities &
                                                       Research Corporation. Vice President, Phoenix
                                                       Multi-Portfolio Fund, (1988-present), Phoenix Series
                                                       Fund (1990-present), The Phoenix Edge Series Fund
                                                       (1991-present), Phoenix California Tax Exempt Bonds,
                                                       Inc. (1993-present) and Phoenix Duff & Phelps
                                                       Institutional Mutual Funds (1996-present). Managing
                                                       Director, Public Fixed Income, Phoenix Home Life
                                                       Insurance Company (1991-1995). Various positions with
                                                       Phoenix Home Life Mutual Insurance Company
                                                       (1981-1991).

                                      22

Nancy G. Curtiss (44)              Treasurer           Vice President, Fund Accounting, Phoenix Equity
                                                       Planning Corporation (1996-present). Treasurer,
                                                       Phoenix Funds (1994-present), Phoenix-Aberdeen Series
                                                       Fund and Phoenix Duff & Phelps Institutional Mutual
                                                       Funds (1996-present). Second Vice President, Fund
                                                       Accounting, Phoenix Equity Planning Corporation
                                                       (1994-1995). Second Vice President and Treasurer,
                                                       Fund Accounting, Phoenix Home Life Mutual Insurance
                                                       Company (1994-1995). Various positions with Phoenix
                                                       Home Life Insurance Company (1987-1994).

G. Jeffrey Bohne (49)             Secretary          Vice President, Mutual Fund Customer Service, Phoenix
101 Munson Street                                    Equity Planning Corporation (1996-present). Secretary,
Greenfield, MA 01301                                 the Phoenix Funds (1993-present), Phoenix-Aberdeen
                                                     Series Fund and Phoenix Duff & Phelps Institutional
                                                     Mutual Funds (1996-present). Vice President and
                                                     General Manager, Phoenix Home Life Mutual Insurance Co.
                                                     (1993-present). Vice President, Transfer Agent
                                                     Operations, Phoenix Equity Planning Corporation
                                                     (1993-1996). Vice President, Home Life of New York
                                                     Insurance Company (1984-1992).



-----------
*Indicates that the Director(s) is an "interested person" of the Fund within the meaning of the definition set forth in Section 2(a)(19)of the Investment Company Act of 1940.

  For services rendered to the Fund for the fiscal year ended April 30, 1996, the Directors receive aggregate renumeration of $17,625. For his services on the Boards of the Phoenix Funds and the mutual funds managed by the Adviser, each Director who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and $2,500 per joint meeting of the Boards. Each Director who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and $2,000 per joint Audit Committee meeting attended. Each Director who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and $1,000 per joint Nominating Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Directors. The foregoing fees do not include the reimbursement of expenses incurred in connection with meetings attended. Officers and employees of the Adviser who are interested persons are compensated for their services by the Adviser and receive no compensation from the Fund. Any other interested persons who are not compensated by the Adviser receive fees from the Fund.


  For the Fund's last fiscal year ending April 30, 1996, the Directors received the following compensation:

                                                                                     Total
                                                                                 Compensation
                                             Pension or                          From Fund and
                            Aggregate   Retirement Benefits     Estimated        Fund Complex
                          Compensation    Accrued as Part    Annual Benefits      (10 Funds)
          Name              From Fund     of Fund Expenses   Upon Retirement   Paid to Directors
------------------------ --------------  ------------------- ----------------  ------------------
C. Duane Blinn               $ 1,730*                                               $50,250
Robert Chesek                $ 1,545                                                $45,750
E. Virgil Conway             $ 1,915                                                $67,750
Harry Dalzell-Payne          $ 1,605                                                $47,250
Francis E. Jeffries          $     0                                                $     0
Leroy Keith, Jr.             $ 1,525            None               None             $45,250
Philip R. McLoughlin         $     0           for any            for any           $     0
Everett L. Morris            $   330          Director           Director           $40,750
James M. Oates               $ 1,850                                                $54,250
Calvin J. Pedersen           $     0                                                $     0
Philip R. Reynolds           $ 1,605                                                $47,250
Herbert Roth, Jr.            $ 2,020*                                               $59,250
Richard E. Segerson          $ 1,850                                                $54,250
Lowell P. Weicker, Jr.       $ 1,650                                                $49,250

*This compensation (and the earnings thereon) was deferred pursuant to the Directors' Deferred Compensation Plan.

  On April 30, 1996, the Directors and officers of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.

                              OTHER INFORMATION

Independent Accountants

  Price Waterhouse LLP has been selected as the independent accountants for the Fund. Price Waterhouse LLP audits the Fund's annual financial statements and expresses an opinion thereon.

Custodian and Transfer Agent

  State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02105-8301, serves as the Fund's custodian. Equity Planning serves as the Fund's transfer agent.

Reports to Shareholders

  The fiscal year of the Fund ends on April 30. The Fund will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the Fund's independant accountants, will be sent to shareholders each year.

Financial Statements


  The financial statements for the Fund for the period ended October 31, 1996, appearing in the Fund's Semiannual Report to Shareholders, are incorporated herein by reference.

                  Phoenix California Tax Exempt Bonds, Inc.
--------------------------------------------------------------------------------

                       INVESTMENTS AT OCTOBER 31, 1996
                                 (Unaudited)

                                  STANDARD      PAR
                                  & POOR'S     VALUE
                                   RATING      (000)         VALUE
                                 ----------- ---------  ---------------
MUNICIPAL TAX-EXEMPT BONDS--94.5%
Certificates of Participation/Lease
 Revenue--7.2%
California Public Works Lease
  Revenue
  5.25%, '06                          AAA      $ 1,640   $  1,666,109
California State Public Works
  5.375%, '19                         AAA        2,500      2,383,925
California Statewide Community
  4.90%, '09                          AAA        2,200      2,091,914
Orange County Recovery 5.80%,
  '16                                 AAA        1,500      1,506,825
San Mateo County Revenue
  5.125%, '18                         AAA        1,000        941,890
                                                         ------------
Total Certificates of Participation/
 Lease Revenue                                              8,590,663
                                                         ------------
General Obligations--5.2%
California State G.O.
  5.50%, '08                          AAA        1,500      1,545,510
Central School District G.O.
  7.05%, '16                          A(b)       1,000      1,092,270
Pomona School District G.O.
  Series C 5.60%, '12                 AAA        1,500      1,524,735
Puerto Rico G.O. 5.375%, '06        AAA(b)       2,000      2,034,300
                                                         ------------
Total General Obligations                                   6,196,815
                                                         ------------
Healthcare--5.7%
California Health Facilities
  7.30%, '20                           A+        1,400      1,499,204
California Health Facilities
  6.25%, '22                           A+        1,500      1,526,250
Grass Valley Hospital
  7.25%, '19                           A+        2,000      2,108,640
San Bernardino School Health
  Care 7%, '21                         AA        1,500      1,680,195
                                                         ------------
Total Healthcare                                            6,814,289
                                                         ------------
Housing Revenue--3.5%
California Housing Financing
  Agency  7.25%, '17                  AA-          785        822,044
California Housing Financing
  Agency  7.75%, '17                  AA-          400        422,004
California Housing Financing
  Agency Series C 7.20%, '17          AA-          805        834,495
L.A. Community Redevelopment
  Agency Series A 6.55%, '27          AAA        2,000      2,062,680
                                                         ------------
Total Housing Revenue                                       4,141,223
                                                         ------------
Pre-Refunded Revenue--28.0%
Covina Redevelopment Agency
  8.80%, '08                           NR        1,200      1,419,864
Hayward Hospital Revenue (St.
  Rose Hosp.) 10%, '04                AAA          510        605,431
Huntington Park Redevelopment
  Agency 8%, '19                      AAA        2,400      3,119,040
Los Angeles Harbor Department
  7.60%, '18                          AAA        1,000      1,210,390
Northern California Hydro
  Electric 7.50%, '23                 AAA          195        237,929
Orange County Water District
  COP 7%, '15                         AAA        1,000      1,110,160
Pasadena COP 6.75%, '15             AAA(b)       2,000      2,201,520
Puerto Rico Aqueduct 7%, '19          AAA        1,500      1,601,880
Puerto Rico Electric Power 7%,
  '21                                BBB+        2,500      2,811,575
Puerto Rico Highway Authority
  Series T 6.625%, '18                AAA          200        223,330
Puerto Rico Highway Revenue
  Series T 6.625%, '18                  A          800        893,320
Puerto Rico Public Buildings
  7%, '19                             AAA          500        531,615
Puerto Rico Public Buildings
  Series L 6.875%, '21                AAA        3,170      3,578,962
Redlands COP Series C
  7%, '22                             AAA        1,000      1,116,650
Riverside County 8.625%, '16          AAA          700        913,437
Riverside County 7.80%, '21           AAA        4,000      4,942,720
Riverside Public Financing
  Authority 7.80%, '08                AAA        1,000      1,030,100
San Bernardino COP Series B 7%,
  '28                                 AAA        2,200      2,477,860
San Gabriel Valley Schools
  Financing 7.20%, '19                 NR        1,200      1,310,964
Torrance Hospital COP
  7.10%, '15                          AAA        1,780      1,958,908
                                                         ------------
Total Pre-Refunded Revenue                                 33,295,655
                                                         ------------

                       See Notes to Financial Statements.

2



                  Phoenix California Tax Exempt Bonds, Inc.
--------------------------------------------------------------------------------

                                  STANDARD      PAR
                                  & POOR'S     VALUE
                                   RATING      (000)         VALUE
                                 ----------- ---------  ---------------


Tax Revenue--11.3%
Culver City Redevelopment
  Agency 4.60%, '20                   AAA      $ 4,500   $  3,809,790
L.A. County Sales Tax 7%, '19         AA-        2,500      2,671,675
L.A. County Transit Authority
  Series A 5%, '21                    AAA        3,750      3,385,912
San Francisco Redevelopment
  Agency 4.75%, '18                   AAA        1,100        965,492
San Francisco Redevelopment
  Agency 5.50%, '18                    A-        1,500      1,419,900
San Pablo Redevelopment Agency
  5%, '13                             AAA        1,250      1,175,788
                                                         -----------
Total Tax Revenue                                          13,428,557
                                                         -----------
Transportation Revenue--4.8%
Los Angeles County Revenue
  Series B 5.25%, '23                 AAA        3,000      2,800,440
San Diego Transportation Series
  A 4.75%, '08                        AAA        2,000      1,915,700
San Francisco Airport Revenue
  6.25%, '10                          AAA        1,000      1,055,120
                                                         -----------
Total Transportation Revenue                                5,771,260
                                                         -----------
Utility Revenue--28.8%
California Department of Water
  5%, '15                              AA        1,375      1,275,753
California State Water Series L
  5.75%, '19                           AA        4,000      3,949,480
Chino Basin, California 5.90%,
  '11                                 AAA        2,000      2,102,200
Contra Costa Water District
  Series G 5.75%, '14                 AAA        3,100      3,135,619
Delta Diablo Sanitation
  District, CA 0%, '16                AAA        1,070        333,005
Irvine Ranch Water District
  7.80%, '08                           A+        1,500      1,561,770
Irvine Ranch Water District
  8.25%, '23                           A+        2,000      2,126,900
L.A. Wastewater Series D
  4.70%, '17                          AAA        7,000      6,117,300
MSR Public Power Agency 6.75%,
  '20                                 AAA        1,500      1,748,835
Puerto Rico Electric Power
  Authority Series N 6%, '10        AAA(b)       1,500      1,512,270
Sacramento Cogeneration Project
  6.375%, '10                        BBB-        1,000      1,024,690
Sacramento Flood Control Agency
  5.375%, '15                         AAA        2,370      2,310,584
Sacramento Municipal Utility
  District Revenue 5.75%, '11         AAA        3,500      3,575,285
Sacramento Utility District
  Electric Series G 4.75%, '21        AAA        1,000        863,780
Southern California Public
  Power Authority 5.50%, '20            A          915        875,280
Southern California Public
  Power Series A 4.875%, '20          AAA        2,000      1,775,440
                                                         -----------
Total Utility Revenue                                      34,288,191
                                                         -----------
TOTAL MUNICIPAL TAX-EXEMPT BONDS
 (Identified cost $106,289,099)                           112,526,653
                                                         -----------
SHORT-TERM OBLIGATIONS--2.9%
Commercial Paper--2.9%
CXC, Inc. 5.70%, 11-1-96             A-1+        3,430      3,430,000
                                                         -----------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $3,430,000)                               3,430,000
                                                         -----------
TOTAL INVESTMENTS--97.4%
(Identified cost $109,719,099)                            115,956,653(a)
Cash and receivables, less liabilities--2.6%                3,113,001
                                                         -----------
NET ASSETS--100.0%                                       $119,069,654
                                                         ===========

   (a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $6,768,413 and gross depreciation of $530,859 for income tax purposes. At October 31, 1996, the aggregate cost of securities for federal income tax purposes was $109,719,099.
   (b) As rated by Moody's, Duff and Phelps or Fitch.



                       See Notes to Financial Statements.

                  Phoenix California Tax Exempt Bonds, Inc.
--------------------------------------------------------------------------------

                     STATEMENT OF ASSETS AND LIABILITIES
                               OCTOBER 31, 1996
                                 (Unaudited)

 Assets
Investment securities at value
  (Identified cost $109,719,099)                            $115,956,653
Receivables
 Fund shares sold                                              1,199,239
 Interest                                                      2,197,480
                                                           -------------
  Total assets                                               119,353,372
                                                           -------------
Liabilities
Payables
 Custodian                                                           468
 Fund shares repurchased                                           5,827
 Dividend distributions                                          106,820
 Investment advisory fee                                          44,219
 Distribution fee                                                 25,414
 Directors' fee                                                    9,331
 Transfer agent fee                                                7,486
 Financial agent fee                                               2,948
Accrued expenses                                                  81,205
                                                           -------------
  Total liabilities                                              283,718
                                                           -------------
Net Assets                                                  $119,069,654
                                                           =============
Net Assets Consist of:
Capital paid in on shares of capital stock                  $112,243,195
Undistributed net investment loss                               (91,746)
Accumulated net realized gain                                    680,651
Net unrealized appreciation                                    6,237,554
                                                           -------------
Net Assets                                                  $119,069,654
                                                           =============
Class A
Shares of capital stock outstanding, $.01 par value,
  250,000,000 shares authorized
  (Net Assets $117,637,151)                                    9,062,735

Net asset value per share                                         $12.98
Offering price per share
  $12.98/(1-4.75%)                                                $13.63
Class B
Shares of capital stock outstanding, $.01 par value,
  250,000,000 shares authorized
  (Net Assets $1,432,503)                                        110,349

Net asset value and offering price per share                      $12.98




                           STATEMENT OF OPERATIONS
                      SIX MONTHS ENDED 0CTOBER 31, 1996
                                 (Unaudited)

 Investment Income
Interest                                                   $3,580,794
                                                          -----------
  Total investment income                                   3,580,794
                                                          -----------
Expenses
Investment advisory fee                                       264,557
Distribution fee--Class A                                     145,350
Distribution fee--Class B                                       6,505
Financial agent fee                                            17,637
Transfer agent                                                 40,000
Professional                                                   15,550
Registration                                                   15,060
Printing                                                       14,000
Directors                                                       7,854
Custodian                                                       6,400
Miscellaneous                                                   3,923
                                                          -----------
  Total expenses                                              536,836
                                                          -----------
Net investment income                                       3,043,958
                                                          -----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                               533,477
Net realized gain on futures contracts                        383,554
Net change in unrealized appreciation (depreciation)
  on investments                                            1,184,180
                                                          -----------
Net gain on investments                                     2,101,211
                                                          -----------
Net increase in net assets resulting from operations       $5,145,169
                                                          ===========


                       See Notes to Financial Statements.

                  Phoenix California Tax Exempt Bonds, Inc.
--------------------------------------------------------------------------------

                      STATEMENT OF CHANGES IN NET ASSETS

                                                             Six Months
                                                               Ended
                                                             October 31,        Year
                                                                1996            Ended
                                                            (Unaudited)     April 30, 1996
                                                           -------------------------------
From Operations
 Net investment income                                      $  3,043,958     $  6,205,857
 Net realized gain                                               917,031        1,098,320
 Net change in unrealized appreciation (depreciation)          1,184,180          756,545
                                                             -----------      -----------
 Increase in net assets resulting from operations              5,145,169        8,060,722
                                                             -----------      -----------
From Distributions to Shareholders
 Net investment income--Class A                               (3,028,454)      (6,135,672)
 Net investment income--Class B                                  (28,928)         (36,045)
 Net realized gains--Class A                                          --         (288,116)
 Net realized gains--Class B                                          --           (1,693)
 Distributions in excess of net investment income--Class
  A                                                                   --          (77,865)
 Distributions in excess of net investment income--Class
  B                                                                   --             (457)
 Distributions in excess of accumulated net realized
  gains--Class A                                                      --         (235,000)
 Distributions in excess of accumulated net realized
  gains--Class B                                                      --           (1,380)
                                                             -----------      -----------
 Decrease in net assets from distributions to
  shareholders                                                (3,057,382)      (6,776,228)
                                                             -----------      -----------
From Share Transactions
Class A
 Proceeds from sales of shares (3,620,113 and 2,203,421
  shares, respectively)                                       46,351,773       28,531,594
 Net asset value of shares issued from reinvestment of
  distributions
  (99,321 and 218,807 shares, respectively)                    1,275,410        2,842,822
 Cost of shares repurchased (3,568,062 and 2,801,630
  shares, respectively)                                      (45,862,647)     (36,234,994)
                                                             -----------      -----------
Total                                                          1,764,536       (4,860,578)
                                                             -----------      -----------
Class B
 Proceeds from sales of shares (29,359 and 73,939 shares,
  respectively)                                                  378,262          962,800
 Net asset value of shares issued from reinvestment of
  distributions (1,151 and 1,751, respectively)                   14,764           22,780
 Cost of shares repurchased (18,652 and 13,644 shares,
  respectively)                                                 (240,080)        (175,468)
                                                             -----------      -----------
Total                                                            152,946          810,112
                                                             -----------      -----------
 Increase (decrease) in net assets from share
  transactions                                                 1,917,482       (4,050,466)
                                                             -----------      -----------
 Net increase (decrease) in net assets                         4,005,269       (2,765,972)
Net Assets
 Beginning of period                                         115,064,385      117,830,357
                                                             -----------      -----------
 End of period (including undistributed net investment
  loss and distributions in excess of net investment
  income of ($91,746) and ($78,322), respectively)          $119,069,654     $115,064,385
                                                            ============     ============


                       See Notes to Financial Statements.

                  Phoenix California Tax Exempt Bonds, Inc.
--------------------------------------------------------------------------------


                             FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)

                                                                   Class A
                                   -----------------------------------------------------------------------
                                    Six Months
                                      Ended
                                     10/31/96                            Year Ended April 30,
                                   (Unaudited)     1996        1995        1994        1993        1992
                                   ------------ ----------- ---------------------- ----------- -----------
Net asset value, beginning of
  period                              $12.77      $12.63      $13.03      $13.64      $13.20      $13.07
Income from investment operations
 Net investment income                  0.33        0.67        0.71        0.80        0.81        0.87
 Net realized and unrealized gain
  (loss)                                0.22        0.20        0.05       (0.53)       0.51        0.24
                                     ---------    ---------  ---------   ---------   ---------   ---------
  Total from investment operations      0.55        0.87        0.76        0.27        1.32        1.11
                                     ---------    ---------  ---------   ---------   ---------   ---------
Less distributions
 Dividends from net investment
  income                               (0.34)      (0.67)      (0.76)      (0.76)      (0.80)      (0.88)
 Distributions in excess of net
  investment income                       --       (0.01)         --          --          --          --
 Distributions from net realized
  gains                                   --       (0.03)      (0.31)      (0.12)      (0.08)      (0.10)
 Distributions in excess of
  accumulated net realized gains          --       (0.02)      (0.09)         --          --          --
                                     ---------    ---------  ---------   ---------   ---------   ---------
  Total distributions                  (0.34)      (0.73)      (1.16)      (0.88)      (0.88)      (0.98)
                                     ---------    ---------  ---------   ---------   ---------   ---------
 Change in net asset value              0.21        0.14       (0.40)      (0.61)       0.44        0.13
                                     ---------    ---------  ---------   ---------   ---------   ---------
Net asset value, end of period        $12.98      $12.77      $12.63      $13.03      $13.64      $13.20
                                     =========    =========  =========   =========   =========   =========
Total return (1)                        4.33% (3)   6.92%       6.34%       1.80%      10.38%       8.68%
Ratios/supplemental data:
Net assets, end of period
  (thousands)                       $117,637    $113,806    $117,370    $131,365    $147,760    $139,118
Ratio to average net assets of:
 Operating expenses                     0.90% (2)   0.99%       0.93%       0.85%       0.90%       0.68%
 Net investment income                  5.19% (2)   5.15%       5.63%       5.82%       6.00%       6.55%
Portfolio turnover                        10% (3)     20%         51%         25%         25%         33%

                                                                             Class B
                                                               ------------------------------------

                                                                Six Months                 From
                                                                  Ended        Year     Inception
                                                                 10/31/96     Ended     7/26/94 to
                                                               (Unaudited)   4/30/96     4/30/95
                                                               ------------  --------- ------------
Net asset value, beginning of period                              $12.77      $12.63      $13.04
Income from investment operations
 Net investment income                                              0.29        0.56 (4)    0.48
 Net realized and unrealized gain                                   0.21        0.20        0.01
                                                                 ---------   ---------   ---------
  Total from investment operations                                  0.50        0.76        0.49
                                                                 ---------   ---------   ---------
Less distributions
 Dividends from net investment income                              (0.29)      (0.56)      (0.50)
 Distributions in excess of net investment income                     --       (0.01)         --
 Distributions from net realized gains                                --       (0.03)      (0.31)
 Distributions in excess of accumulated net realized gains            --       (0.02)      (0.09)
                                                                 ---------   ---------   ---------
  Total distributions                                              (0.29)      (0.62)      (0.90)
                                                                 ---------   ---------   ---------
 Change in net asset value                                          0.21        0.14       (0.41)
                                                                 ---------   ---------   ---------
Net asset value, end of period                                    $12.98      $12.77      $12.63
                                                                 =========   =========   =========
Total return (1)                                                    3.94% (3)   6.10%       4.10% (3)
Ratios/supplemental data:
Net assets, end of period (thousands)                             $1,433      $1,258        $460
Ratio to average net assets of:
 Operating expenses                                                 1.65% (2)   1.78%       1.55% (2)
 Net investment income                                              4.43% (2)   4.32%       4.90% (2)
Portfolio turnover                                                    10% (3)     20%         51%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized
(3) Not annualized
(4) Computed using average shares outstanding.



                       See Notes to Financial Statements.

  PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.
  NOTES TO FINANCIAL STATEMENTS
  OCTOBER 31, 1996 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

   Phoenix California Tax Exempt Bonds, Inc. (the "Fund") is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment objective is to obtain a high level of current income exempt from California state and local income taxes, as well as Federal income tax, consistent with preservation of capital. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

   A. Security valuation:

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Directors.

   B. Security transactions and related income:

   Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to income using the effective interest method. Realized gains and losses are determined on the identified cost basis.

   C. Income taxes:

   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable and tax exempt income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

   D. Distributions to shareholders:

   Distributions to shareholders are declared and recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

   E. Futures contracts:

   A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. The Fund may enter into financial futures contracts as a hedge against anticipated changes in the market value of the portfolio securities. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.


2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

   As compensation for its services to the Fund, the Investment Adviser, National Securities and Research Corporation, an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.45% of the average daily net assets of the Fund for the first $1 billion.

   As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $6,364 for Class A shares and deferred sales charges of $6,133

  PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.
  NOTES TO FINANCIAL STATEMENTS
  OCTOBER 31, 1996 (Unaudited) (Continued)

for Class B shares for the six months ended October 31, 1996. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets of the Fund. The Distributor has advised the Fund that of the total amount expensed for the six months ended October 31, 1996, $14,248 was earned by the Distributor and $137,607 was earned by unaffiliated participants.

   As Financial Agent of the Fund, PEPCO receives a fee at an annual rate of 0.03% of the average daily net assets of the Fund for bookkeeping, administration and pricing services. PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust as sub-transfer agent. For the six months ended October 31, 1996, transfer agent fees were $40,000 of which PEPCO retained $13,078, which is net of fees paid to State Street.

   At October 31, 1996, PHL and affiliates held 197 Class A shares and 9,241 Class B shares of the Fund with a combined value of $122,507.

3. PURCHASE AND SALE OF SECURITIES

   Purchases and sales of securities, excluding short-term securities and futures, for the six months ended October 31, 1996, aggregated $11,005,942 and $14,818,918, respectively. There were no purchases or sales of long-term U.S. Government securities.

4. ASSET CONCENTRATION

   There are certain risks arising from the Fund's concentration in California municipal securities. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences including impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.

    This report is not authorized for distribution to prospective investors in the Phoenix California Tax Exempt Bonds, Inc. unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

                   PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.

  PART C--OTHER INFORMATION

Item 24. Financial Statements and Exhibits

  (a) Financial Statements:

      Included in Part A: Financial Highlights


      Included in Part B: Financial Statements and Notes thereto, are included in the Semiannual Report to Shareholders for the period ended October 31, 1996, incorporated by reference.


(b) Exhibits:


    1.1   Articles of Incorporation of the Registrant, previously filed, and herein incorporated by reference.
    1.2   Articles of Amendment of Registrant, filed with Post-Effective Amendment No. 16 on July 13,
          1994, and incorporated herein by reference.
    1.3   Articles Supplementary of Registrant, filed with Post-Effective Amendment No. 16 on July 13,
          1994, and incorporated herein by reference.
    2.1   Revised and Restated By-laws of the Registrant, adopted November 16, 1994, and further amended February 15, 1995, and filed with Post-Effective Amendment No. 17 on August 22, 1995 and incorporated herein by reference.
    2.2   Revised and Restated By-laws of the Registrant, adopted November 16, 1994, amended February
          15, 1995 and further amended November 15, 1995 filed via Edgar with Post-Effective Amendment
          No. 18 on August 28, 1996, and incorporated herein by reference.
    3.    Not Applicable.
    4     Reference is made to Article VIII Section 1 of Registrant's Revised and Restated By-laws as amended, and filed with the Registration Statement referred to in Exhibit 2.1.
    5.1*  Investment Advisory Agreement between Registrant and National Securities & Research
          Corporation dated March 14, 1997, filed herewith via EDGAR.
    6.1   Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("Equity
          Planning") dated May 14, 1993, filed with Post-Effective Amendment No. 13 on June 30, 1993, and herein incorporated by reference.
    6.2   Underwriting Agreement for Class B Shares between Registrant and Equity Planning, filed with
          Post-Effective Amendment No. 16 on July 13, 1994, and incorporated herein by reference.
    7.    None.
    8.    Custodian Contract between Registrant and State Street Bank and Trust Company dated October
          14, 1993, previously filed, and incorporated herein by reference.
    9.1   Transfer Agency and Service Agreement between Registrant et al and Phoenix Equity Planning
          Corporation dated June 1, 1994, filed with Post-Effective Amendment No. 16 on July 13, 1994, and incorporated herein by reference.
    9.2   Form of Sales Agreement, filed with Post-Effective Amendment No. 16 on July 13, 1994, and incorporated herein by reference.
    9.3*  Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation, and
          filed herewith via Edgar and incorporated herein by reference.
    9.4*  First Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning
          Corporation, and filed herewith via Edgar and incorporated herein by reference.
    10.   Opinion of counsel as to legality of the Shares, filed with Post-Effective Amendment No. 16 on July 13, 1994, and incorporated herein by reference.
    11.   Consent of Independent Accountants, filed via Edgar with Post-Effective Amendment No. 18 on
          August 28, 1996, and incorporated herein by reference.
    12.   Not Applicable.
    13.   None.
    14.   None.
    15.1  Distribution Plan dated May 14, 1993, filed with Post-Effective Amendment No. 13 on June 30,
          1993, and herein incorporated by reference.
    15.2  Form of First Amendment to Distribution Plan for Class A Shares filed with Post-Effective
          Amendment No. 14 on March 2, 1994.

                                      C-1

    15.3  Distribution Plan for Class B Shares dated May 25, 1994, filed with Post-Effective Amendment
          No. 16 on July 13, 1994, and incorporated herein by reference.
    15.4  Distribution Plan of National's California Tax Exempt Bonds, Inc. dated January 1, 1994 filed via Edgar with Post-Effective Amendment No. 18 on August 28, 1996, and incorporated herein by reference.
    16.   Schedule for computation of yield and effective yield quotations, previously filed and herein incorporated by reference.
    17.*  Financial Data Schedule filed herewith and reflected on EDGAR as Exhibit 27.
    18.   Powers of attorney filed via Edgar with Post-Effective Amendment No. 18 on August 28, 1996, and incorporated herein by reference.
    19.1  Rule 18f-3 Dual Distribution Plan, effective March 15, 1996, filed via Edgar with
          Post-Effective Amendment No. 18 on August 28, 1996, and incorporated herein by reference.
    19.2  Amended and Restated Dual Distribution Plan, effective May 1, 1996, filed via Edgar with
          Post-Effective Amendment No. 18 on August 28, 1996, and incorporated herein by reference.

---------------
* Filed herewith.

Item 25. Persons Controlled by or Under Common Control With Registrant

  No person is controlled by, or under common control, with the Registrant.

Item 26. Number of Holders of Securities


  As of February 28, 1997, the number of record holders of each class of securities of the Registrant was as follows:


                                                        Number of
Title of Class                                       Record-holders
---------------------------------------------------  ---------------
Shares of Common Stock--Class A                           2,056
Shares of Common Stock--Class B                              41

Item 27. Indemnification

  Registrant's indemnification provision is set forth in Post-Effective Amendment No. 13 filed with the Securities and Exchange Commission on June 30, 1993, and is incorporated herein by reference.

Item 28. Business and Other Connections of Investment Adviser


  See "Management of the Fund" in the Prospectus and "Services of the Adviser" and "Directors and Officers" in the Statement of Additional Information which is included in this Post-Effective Amendment.

  For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of National Securities & Research Corporation, the Adviser, reference is made to the Advisers' current Form ADV (SEC File No. 801-8177) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.

Item 29. Principal Underwriter

  (a) See "Distribution Plans" and "How to Buy Shares" in the Prospectus and "The Distributor" and "Plans of Distribution" in the Statement of Additional Information, both of which are included in this Post-Effective Amendment to the Registration Statement.


  (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:

           Name and                     Position and Offices              Position and Offices
       Principal Address                  with Underwriter                   with Registrant
 ------------------------------  ------------------------------------ ------------------------------
Michael E. Haylon               Director                                 Executive Vice President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin            Director and President                   Trustee and President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

                                       C-2

David R. Pepin                  Executive Vice President, Mutual         Executive Vice President
56 Prospect St.                 Fund Sales and Operations
P.O. Box 150480
Hartford, CT 06115-0480

Leonard J. Saltiel              Managing Director, Operations and        Vice President
100 Bright Meadow Blvd.         Service
P.O. Box 1900
Enfield, CT 06083-1900

Paul A. Atkins                  Senior Vice President and Sales          None
56 Prospect St.                 Manager
P.O. Box 150480
Hartford, CT 06115-0480

Maris L. Lambergs               Senior Vice President, Insurance and     None
100 Bright Meadow Blvd.         Independent Division
P.O. Box 1900
Enfield, CT 06083-1900

William R. Moyer                Senior Vice President and Chief          Vice President
100 Bright Meadow Blvd.         Financial Officer
P.O. Box 1900
Enfield, CT 06083-1900

John F. Sharry                  Managing Director, Mutual Fund           None
100 Bright Meadow Blvd.         Distribution
P.O. Box 1900
Enfield, CT 06083-1900

G. Jeffrey Bohne                Vice President, Mutual Fund Customer     Secretary
101 Munson Street               Service
P.O. Box 810
Greenfield, MA 01302-0810

Eugene A. Charon                Vice President and Controller            None
100 Bright Meadow Blvd.
P.O. Box 1900
Enfield, CT 06083-1900

Nancy G. Curtiss                Vice President and Treasurer, Fund       Treasurer
56 Prospect St.                 Accounting
P.O. Box 150480
Hartford, CT 06115-0480

William E. Keen III             Assistant Vice President,                Vice President
100 Bright Meadow Blvd.         Mutual Fund Regulation
P.O. Box 1900
Enfield, CT 06083-1900

Elizabeth R. Sadowinski         Vice President, Administration           None
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

Thomas N. Steenburg             Vice President, Counsel and              Assistant Secretary
56 Prospect St.                 Secretary
P.O. Box 150480
Hartford, CT 06115-0480

  (c) Equity Planning received the following commissions or other compensation from the Registrant during the fiscal year ending April 30, 1996:

                   Net Underwriting Compensation on
Name of Principal   Discounts and    Redemption and    Brokerage        Other
   Underwriter       Commissions       Repurchase     Commissions    Compensation
----------------- ---------------- --------------- --------------  ---------------
Equity Planning        $17,868            $819             0           $36,185

Item 30. Location of Accounts and Records


  Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include:
Registrant's investment adviser, National Securities & Research Corporation; Registrant's financial agent, transfer agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent and custodian, State Street Bank and Trust Company. The address of the Secretary of the Fund is 101 Munson Street, Greenfield, Massachusetts 01301; the address of National Securities & Research Corporation is 56 Prospect Street, Hartford, Connecticut 06115-2520; the address of Phoenix Equity Planning Corporation is 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200; and the address of the custodian is P.O. Box 351, Boston, Massachusetts 02101.


Item 31. Management Services

  Not applicable.

Item 32. Undertakings

  (a) Not applicable.

  (b) Not applicable.

  (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                  SIGNATURES


  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford and State of Connecticut on the 9th day of April, 1997.


PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.


ATTEST: /s/ Thomas N. Steenburg
            Thomas N. Steenburg
            Assistant Secretary


By: /s/ Philip R. McLoughlin
        Philip R. McLoughlin
        President


  Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 9th day of April, 1997.


            Signature                        Title
--------------------------------  ----------------------------
--------------------------------
         C. Duane Blinn*              Director

--------------------------------
          Robert Chesek*              Director

--------------------------------
        E. Virgil Conway*             Director

                                      Treasurer (principal
--------------------------------      financial and
        Nancy G. Curtiss*             accounting officer)

--------------------------------
       Harry Dalzell-Payne*           Director

--------------------------------
       Frances E. Jeffries*           Director

--------------------------------
        Leroy Keith, Jr.*             Director

    /s/ Philip R. McLoughlin
--------------------------------
       Philip R. McLoughlin           President and Director

--------------------------------
        Everett L. Morris*            Director

--------------------------------
         James M. Oates*              Director

--------------------------------
       Calvin J. Pedersen*            Director

--------------------------------
       Philip R. Reynolds*            Director

--------------------------------
        Herbert Roth, Jr.*            Director

--------------------------------
       Richard E. Segerson*           Director

--------------------------------
     Lowell P. Weicker, Jr.*          Director


 By: /s/ Philip R. McLoughlin
*Philip R. McLoughlin Attorney-in-fact
 pursuant to powers of attorney filed with
 Post-Effective Amendment No. 18.


                                       S1(c)